UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material under §240.14a-12

KAPSTONE PAPER AND PACKAGING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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KAPSTONE PAPER AND PACKAGING CORPORATION

April 14, 2010

Dear Stockholder:

        This year's Annual Meeting of Stockholders will be held on Thursday, May 27, 2010 at 11:00 a.m., Central Daylight Savings Time, at 1033 Skokie Boulevard, Suite 100, Northbrook, Illinois. You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please make sure to vote your shares by promptly dating, signing, and returning the enclosed proxy card or attending the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the Company's stockholders are important.

        A copy of the Company's 2009 Annual Report is also enclosed.

        I look forward to seeing you at the Annual Meeting.

Very truly yours,

Roger W. Stone Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 27, 2010

To the Stockholders:

        The Annual Meeting of Stockholders of KapStone Paper and Packaging Corporation ("KapStone" or the "Company"), will be held on Thursday, May 27, 2010, at 11:00 a.m., Central Daylight Savings Time, at 1033 Skokie Boulevard, Suite 100, Northbrook, Illinois, for the following purposes:

  1.
  To vote upon the election of the three Class A directors identified in the proxy statement that accompanies this notice, each to hold office for a three-year term and until his respective successor is elected and qualified. The Board of Directors has nominated the following persons for election as Class A directors at the meeting: Brian R. Gamache, S. Jay Stewart, and David P. Storch.

  2.
  To approve the 2009 Employee Stock Purchase Plan of the Company.

  3.
  To approve the Amendment to the 2006 Incentive Plan of the Company.

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010.

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on April 9, 2010, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of the stockholders of record on April 9, 2010, will be available at the Company's principal offices for examination during ordinary business hours by any stockholder for any purpose relating to the meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, AND 4.

By Order of the Board of Directors,

Roger W. Stone
Chairman and Chief Executive Officer

Northbrook, Illinois
April 14, 2010

        IMPORTANT:    Please promptly fill in, date, sign and return the enclosed proxy card in the accompanying pre-paid envelope to ensure that your shares are represented at the meeting. You may revoke your proxy before it is voted. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 27, 2010

The Company's Proxy Statement for the 2010 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2009, are available at www.ir.kapstonepaper.com

i

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KapStone Paper and Packaging Corporation
1101 Skokie Boulevard
Suite 300
Northbrook, Illinois 60062

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is being solicited by the Board of Directors of KapStone Paper and Packaging Corporation (the "Company") and contains information related to the Annual Meeting of Stockholders to be held on Thursday, May 27, 2010, at 11:00 a.m., Central Daylight Savings Time, or any adjournment or postponement thereof, for the purposes described in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 1033 Skokie Boulevard, Suite 100, Northbrook, Illinois. This Proxy Statement was filed with the Securities and Exchange Commission (the "SEC") and is first being sent or given to stockholders on April 15, 2010.

FREQUENTLY ASKED QUESTIONS

What am I voting on?

        You will be voting on:

  •
  The election of three (3) directors to serve on the Board of Directors;

  •
  To approve the 2009 Employee Stock Purchase Plan;

  •
  To approve an amendment to the Company's 2006 Incentive Plan to increase by 2,700,000 the number of shares of common stock, $0.0001 par value per share, ("Common Stock") available for equity awards under the plan. We refer to the proposed amendment to the 2006 Incentive Plan as the "Stock Plan Amendment";

  •
  To ratify the reappointment of Ernst & Young LLP as the Company's independent registered public accountants;

  •
  Other matters properly brought before the meeting.

How does the Board recommend that I vote?

        The Company's Board of Directors recommends that you vote:

  •
  FOR each of the director nominees;

  •
  FOR approval of the 2009 Employee Stock Purchase Plan;

  •
  FOR approval of the Stock Plan Amendment;

  •
  FOR ratification of the appointment of Ernst & Young as the Company's independent registered accountants for the fiscal year ending December 31, 2010.

Who is entitled to vote at the meeting?

        Holders of record of the Company's Common Stock at the close of business on April 9, 2010, (the "Record Date") will be entitled to vote. As of the close of business on the Record Date, there were 45,860,467 shares of Common Stock outstanding and entitled to vote.

How many votes am I entitled to?

        You are entitled to one vote for each share of Common Stock that you own.

 How do I vote shares held in my name?

        You may vote in person at the annual meeting or by proxy. If you properly complete and sign the enclosed proxy card, the shares held in your name will be voted as you direct. If you sign and return the proxy card but do not include voting instructions, the shares held in your name will be voted FOR the three nominee directors named in this Proxy Statement, FOR the approval of the 2009 Employee Stock Purchase Plan, FOR the approval of the Stock Plan Amendment, and FOR the ratification of Ernst & Young as the Company's independent registered accountants.

Can I change my vote after I return my proxy card?

        You may change your vote at any time before the polls close at the annual meeting by taking any of the following actions:

  •
  Delivering a later dated proxy;

  •
  Giving written notice to the Company's Secretary;

  •
  Voting in person at the annual meeting.

How do I vote my shares held by my broker?

        If your shares are held in street name, you must either direct your broker as to how to vote your shares, or vote in person at the annual meeting. In order to vote in person the shares held by your broker, you will need to obtain a proxy from your broker to vote at the meeting.

How many votes must be present to constitute a quorum?

        A quorum is the presence at the annual meeting in person or by proxy of a majority of the outstanding Common Stock. There needs to be a quorum in order for the annual meeting to be held. Broker non-votes and proxies received but marked as abstentions will count for purposes of establishing a quorum. Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for the particular matter and has not received voting instructions from the beneficial owner.

May my shares be voted if I do not provide my proxy?

        Your shares held in street name may be voted on routine matters if you receive proxy materials from your broker and you do not instruct your broker how to vote your shares. In such event, your broker can vote your shares to approve the appointment of Ernst & Young as the Company's independent registered accountants, but your broker cannot vote your shares on the election of directors, the approval of the 2009 Employee Stock Purchase Plan, or the Stock Plan Amendment.

What vote is needed to approve proposals?

  •
  Directors. A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect each director nominee. The three director nominees receiving the most votes will be elected by the Board of Directors.

  •
  Approval of Remaining Proposals. Approval of the 2009 Employee Stock Purchase Plan, the Stock Plan Amendment, and the ratification of Ernst and Young as the Company's independent registered accountants each require the affirmative votes of the majority of the shares represented and entitled to vote on the respective matter.

 How are we soliciting this proxy?

        The Company may solicit stockholder proxies by mail and through certain of its directors, officers and employees. The Company will bear all costs of soliciting proxies, including, upon request, reimbursing brokers forwarding proxy materials to the beneficial owners of Common Stock. The Company has retained MacKenzie Partners, Inc., at an estimated cost of $12,500, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows the amount of the Company's Common Stock beneficially owned, unless otherwise indicated, by the Company's directors, the named executive officers, and the directors and executive officers as a group as of March 31, 2010. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed. The total number of shares of Common Stock outstanding is 45,854,917.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Options Currently Exercisable or Exercisable within 60 days	Restricted Stock Units(5)	Percentage of Common Stock
Roger W. Stone(2)	4,375,455	243,486	106,434	9.5%
Matthew Kaplan(3)	1,822,786	243,486	106,434	4.0%
John M. Chapman(4)	587,094	33,166	—	1.3%
James Doughan	33,166	33,166	—	—%
Jonathan R. Furer(4)	833,166	33,166	—	1.8%
Brian R. Gamache	—	—	—	—%
Ronald J. Gidwitz	20,000	—	—	—%
Muhit U. Rahman(4)	551,166	33,166	—	1.2%
S. Jay Stewart	43,166	33,166	—	—%
David P. Storch	10,000	—	—	—%
Andrea K. Tarbox	81,199	59,099	38,434.02%
Timothy P. Keneally	116,524	87,924	38,434.03%

All directors and executive officers as a group (twelve individuals)	8,473,722	799,825	289,736	18%

(1)
Includes options currently exercisable or exercisable within 60 days.

(2)
1,573,400 shares of Common Stock are owned by Mr. Stone's family foundation of which Mr. Stone is director and has sole voting control and investment discretion over such shares, and 2,000,000 shares of Common Stock held by the Roger W. Stone 2009 GRAT dated June 3, 2009. The business address of Mr. Stone and each of these entities is Kapstone Paper and Packaging Corporation, 1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062.

(3)
363,769 of the shares of Common Stock are held by the Matthew S. Kaplan 2008 GRAT dated February 27, 2008.

(4)
All or a portion of the shares of Common Stock beneficially owned by Jonathan Furer, have been pledged as security for a loan made by a third party.

(5)
Restricted stock units (RSUs) granted under the Company's 2006 Incentive Plan. RSUs do not have voting rights. RSUs are converted into shares of Common Stock as the vesting period lapses.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL STOCKHOLDERS

        The following table sets forth information regarding each person, with the exception of Roger W. Stone, who the Company believes beneficially owned more than 5% of the Company's outstanding Common Stock as of March 31, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Outstanding Common Stock
Ronald Gutfleish/Elm Ridge Capital Management, LLC(1)	4,529,859	9.9%

(1)
Derived from a joint Schedule 13G dated February 16, 2010, by Ronald E. Gutfleish, Elm Ridge Capital Management, LLC, Elm Ridge Management, LLC, and Elm Ridge Offshore Master Fund, Ltd. The business address of the reporting persons other than Elm Ridge Offshore Master Fund Limited is 3 West Main Street, 3rd Floor, Irvington, NY 10533. The business address of Elm Ridge Offshore Master Fund Limited is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896, Harbour Centre, 2nd Floor, George Town, Grand Cayman, Cayman Islands.

Securities Authorized For Issuance Under Equity Compensation Plan

        Information about the Company's equity compensation plan at December 31, 2009 is as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Restricted Stock Units		Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plan approved by stockholders(1)	2,747,746	(2)	$5.66	752,254	(3)
Equity compensation plans not approved by stockholders	—		$—	—

Total	2,747,746		$5.66	252,254

(1)
Pursuant to the 2006 Incentive Plan

(2)
Includes 588,763 shares of the Company's Common Stock to be granted upon the vesting of restricted stock units issued under the 2006 Incentive Plan. Excludes 500,000 shares of the Company's Common Stock that could be issued under the 2009 Employee Stock Purchase Plan (the "ESPP"). The ESPP is subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders being held May 27, 2010.

(3)
On March 25, 2010, the Company's Board of Directors approved an Amendment to the 2006 Incentive Plan ("Amendment"). Pursuant to the Amendment, the maximum number of shares of the Common Stock available for issuance under the 2006 Incentive Plan was increased to 5,700,000. The Amendment is subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders being held May 27, 2010. The shares that would be added pursuant to the Amendment are not reflected in this table. Includes the 500,000 shares of the Company's Common Stock to be granted under the 2009 ESPP.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company has a classified Board of Directors currently consisting of four Class A directors (Brian R. Gamache, Muhit U. Rahman, S. Jay Stewart and David P. Storch) who have terms expiring at the 2010 Annual Meeting of Stockholders, three Class B directors (John M. Chapman, Matthew Kaplan and Ronald J. Gidwitz) who have terms expiring at the 2011 Annual Meeting of Stockholders, and three Class C directors (James Doughan, Jonathan R. Furer, and Roger W. Stone) who have terms expiring at the 2012 Annual Meeting of Stockholders. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting, or a shorter term to fill a vacancy in another class of directors. On March 27, 2010, pursuant to a recommendation of the Nominating and Governance Committee, the Board approved reducing the number of Class A directors from 4 directors to 3 directors. The reduction will take affect upon the election of the nominees at the 2010 Annual Meeting of Stockholders to fill the Class A positions.

        The nominees for election at the 2010 Annual Meeting of Stockholders to fill the three Class A positions on the Board of Directors are Brian R. Gamache, S. Jay Stewart and David P. Storch. If elected, the nominees for the Class A directors will be elected to serve three-year terms expiring at the Annual Meeting of Stockholders in 2013. If a quorum is present and voting at the meeting, the three nominees for Class A director receiving the most votes will be elected Class A directors. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors.

        We believe our Board should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe experience, qualifications or skills in the following areas are important: paper industry background; sales; manufacturing; capital markets; finance; accounting; leadership of complex organizations; international operations; and familiarity with board practices of major corporations. We believe that all of our Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes of each Board member in the individual biographies below.

        The following information relates to the nominees listed above and to the Company's other directors whose terms of office will extend beyond the 2010 Annual Meeting of Stockholders.

Nominees for election at the 2010 Annual Meeting of Stockholders

Class A
(Term Ends 2010)

Brian R. Gamache (Age 51)	A director appointed in October 2009, Mr. Gamache has served as the Chief Executive Officer of WMS Industries, a leading global manufacturing gaming company, since 2001 and was named Chairman of that company in July 2008. Mr. Gamache served as President and Chief Operating Officer of WMS Industries in April of 2000, and was named that company's President and Chief Executive Officer concurrently with his appointment to its Board of Directors in June 2001. Mr. Gamache is a member of the Board of the American Gaming Association, serving as the Chair of its Finance Committee, and is a Trustee of Lake Forest Academy. He received a B.S. in Business from the University of Florida. Mr. Gamache's qualifications to serve on the Board include his experience in sales and marketing, leadership of complex organizations, and familiarity with board and marketing practices of major publicly traded corporations.

S. Jay Stewart (age 70)	A director appointed in January 2007, Mr. Stewart retired as the non-executive chairman of Autoliv, Inc., in 2007 and was appointed its lead director. From 2005 through 2007 he served as a director of HSBC North American Holdings, Inc. He served as Chairman and Chief Executive Officer of Morton International, Inc., from 1994-1999, and as Vice Chairman of Rohm and Haas Company for one year thereafter. He is a former director of Household International, Inc., Burns International Services Corp., Box USA, Inc., Rohm and Haas Company, Morton International, Inc., and Morton Thiokol, Inc. Mr. Stewart holds a B.S. Degree in Chemical Engineering from the University of Cincinnati and an M.B.A. degree from West Virginia University. Mr. Stewart's qualifications to serve on the Board include his experience in manufacturing, capital markets, finance, accounting, leadership of complex organizations, international operations, and familiarity with board practices of major corporations.
David P. Storch (age 56)	A director appointed in October 2009, Mr. Storch has served as the Chairman and Chief Executive Officer of AAR, a leading provider of diverse products and value-added services to the worldwide aviation/aerospace industry, since June 2007. From October 2005 until June 2007 he served as Chairman, President and Chief Executive Officer of AAR. From 1996 to October 2005 he served as President and Chief Exectutive Officer of AAR. Mr. Storch has served on the boards of The Executive Club of Chicago and the Chicago Urban League. He currently is a member of the Economics Club of Chicago, the World Presidents' Organization and the Wings Club. He holds a Bachelor of Arts Degree from Ithaca College. Mr. Storch's qualifications to serve on the Board include his experience in sales, manufacturing, leadership of complex organizations, international operations, and familiarity with board practices of major corporations.

The Board of Directors recommends a vote "For" the nominees named above.

Class B
(Term Ends 2011)

John M. Chapman (age 50)	A director since the Company's inception, Mr. Chapman is a co-founder and has been a managing member of Arcade Partners LLC, a private equity firm, since November 2003. Mr. Chapman was a founding director and chief financial officer of Arcade Acquisition Corporation, a blank check acquisition company that completed its initial public offering in May 2007, and which dissolved in May 2009. Since January 2004, he has been a Managing Director of Washington & Congress Managers, a private equity firm. From March 1990 through December 2003, he was employed by Triumph Capital Group, Inc, a private equity firm, last serving as a Managing Director. Mr. Chapman received a B.A. from Bates College and an M.B.A. from the Tuck School of Business at Dartmouth College. Mr. Chapman's qualifications to serve on the Board include his experience in capital markets, finance and accounting.
Matthew Kaplan (age 53)	President and Secretary and a director since the Company's inception, Mr. Kaplan was Manager of Stone-Kaplan Investments, LLC, a private investment company, from July 2004 through December 2007. He was President, Chief Operating Officer and a director of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of the company in July 2004. Mr. Kaplan began his career at Stone Container Corporation in 1979 and was serving as its Senior Vice President and General Manager of North American Operations when Stone Container Corporation merged with Jefferson Smurfit Corporation in November 1998. He was Vice President/ General Manager Container Division with Smurfit-Stone Container Corporation and a director of the company until March 1999. Mr. Kaplan has served on the board of directors of Victory Packaging since January 2007. In addition, Mr. Kaplan formerly served on the board of directors of Magnetar Spectrum Fund. Mr. Kaplan received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the University of Chicago. Mr. Kaplan is the son-in-law of Roger W. Stone. Mr. Kaplan's qualifications to serve on the Board include his experience in the paper industry, sales, manufacturing, capital markets, leadership of complex organizations, and familiarity with board practices of major corporations and his service as an executive officer of the Company.

Ronald J. Gidwitz (age 65)	A director appointed in October 2008, Mr. Gidwitz co-founded GCG Partners, a strategic consulting and equity firm, in 1998 and has since served as a partner at that firm. Since 1979 he has served as a director of Continental Materials Corporation. From 1996 to 1998, he was President and Chief Executive Officer of the Unilever HPC Helene Curtis Business Unit. Previously, Mr. Gidwitz served as President and Chief Executive Officer of Helene Curtis. Mr. Gidwitz is a graduate of Brown University. Mr. Gidwitz's qualifications to serve on the Board include his experience in sales, manufacturing, leadership of complex organizations, international operations, and familiarity with board practices of major corporations.

Class C
(Term Ends 2012)

James Doughan (age 76)	A director appointed in January 2007, Mr. Doughan retired in 1999 as President and Chief Executive Officer of Abitibi-Consolidated, a newsprint, white paper and forest products company. He served as Chief Executive Officer of Stone-Consolidated Corporation from 1993-1997 and, prior to that, in several senior executive positions at Stone Container Corporation from 1983 through 1993. He is a former director of Box USA. Mr. Doughan holds a B.S. degree in Economics from Yale University. Mr. Doughan's qualifications to serve on the Board include his experience in the paper industry, sales, finance, manufacturing, leadership of complex organizations, international operations, and familiarity with board practices of major corporations.
Jonathan R. Furer (age 53)	A director since the Company's inception, Mr. Furer is a co-founder and has been a managing member of Arcade Partners LLC, a private equity firm, since November 2003 and since January 2007, chief executive officer of Arcade Acquisition Corporation, a blank check acquisition company that completed its initial public offering in May 2007 and which was dissolved in May 2009. Since January 2004, he has been a Managing Director of Washington & Congress Managers. From March 2000 through December 2003, he was a Managing Director of Triumph Capital Group, Inc. Mr. Furer received a B.B.A. in International Business from George Washington University. Mr. Furer's qualifications to serve on the Board include his experience in capital markets, finance and accounting.

Roger W. Stone (age 75)	Chairman of the Board and Chief Executive Officer since the Company's inception, Mr. Stone was Manager of Stone-Kaplan Investments, LLC, a private investment company, from July 2004 through December 2007. He was Chairman and Chief Executive Officer of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of that company in July 2004. Mr. Stone was Chairman, President and Chief Executive Officer of Stone Container Corporation, a multinational paper company primarily producing and selling pulp, paper and packaging products, from March 1987 to November 1998 when Stone Container Corporation merged with Jefferson Smurfit Corporation, at which time he became President and Chief Executive Officer of Smurfit-Stone Container Corporation until March 1999. He is a former director of Smurfit-Stone Container Corporation, Morton International, Inc., Morton Throkol, Inc., and Autoliv Inc. Mr. Stone has served on the board of directors of McDonald's Corporation since 1989. Mr. Stone also serves as chairman of the board of directors of Stone Tan China Company Limited. Mr. Stone received a B.S. in Economics from the Wharton School at the University of Pennsylvania. Mr. Stone is the father-in-law of Matthew Kaplan. Mr. Stone's qualifications to serve on the Board include his experience in the paper industry, sales, manufacturing, capital markets, finance, leadership of complex organizations, international operations, and familiarity with board practices of major corporations and his service as an executive officer of the Company.

GOVERNANCE STRUCTURE

        Role of the Board—The Board, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to matters reserved to stockholders. The primary function of the Board is oversight. The Board, in exercising its business judgment, acts as an advisor and counselor to senior management and defines and enforces standards of accountability—all with a view to enabling senior management to execute their responsibilities fully and in the interests of stockholders. The following are the Board's primary responsibilities, some of which may be carried out by one or more Committees of the Board or the independent Directors as appropriate:

  •
  Overseeing the conduct of the Company's business so that it is effectively managed in the long-term interest of stockholders;

  •
  Selecting, evaluating and compensating the Chief Executive Officer (CEO) and planning for CEO succession, as well as monitoring management's succession planning for other key executives;

  •
  Overseeing and reviewing the Company's strategic direction and objectives;

  •
  Monitoring the Company's accounting and financial reporting practices and reviewing the Company's financial and other controls;

  •
  Overseeing the Company's compliance with applicable laws and regulations; and

  •
  Overseeing the processes that are in place to safeguard the Company's assets and mitigate risks.

        In performing its oversight function, the Board is entitled to rely on the advice, reports and opinions of management, counsel, auditors and outside experts. In that regard, the Board and its Committees shall be entitled, at the expense of the Company, to engage such independent legal, financial or other advisors as they deem appropriate, without consulting or obtaining the approval of any officer of the Company.

        Board Leadership Structure —The Chairman shall be a member of the Board of Directors and may or may not be an officer or employee of the Company. The principal duty of the Company's Chairman is to lead and oversee the Board of Directors. The Chairman should facilitate an open flow of information between management and the Board, and should lead a critical evaluation of Company management, practices and adherence to the Company's strategic plan and objectives.

        The Company's business is conducted by its employees, managers and officers, under the direction of senior management and led by the CEO. In carrying out the Company's business, the CEO and senior management are accountable to the Board and ultimately to stockholders. Management's primary responsibilities include the day-to-day operation of the Company's business, strategic planning, budgeting, financial reporting and risk management.

        Roger W. Stone is the company's Chairman of the Board and Chief Executive Officer. The Board believes that Mr. Stone's holding of both positions is in the best interests of the Company due to his vast experience in and knowledge of the paper industry. Mr. Stone's biography can be found on page 10 of this Proxy.

Who are the independent directors?

        Our Corporate Governance Guidelines require that all Directors except the Chief Executive Officer and President be independent. An independent Director is one who is free of any relationship with the Company or its management that may impair, or appear to impair, the Director's ability to make independent judgments, and who meets the New York Stock Exchange's definition of independence. All members of the Audit, Compensation, and Nominating and Governance Committees shall be (and are) independent. The Board of Directors determines the independence of each Director in accordance with the NYSE Rules and the Corporate Governance Guidelines. The Board has determined that all of the non-employee Directors of the Company (all Directors other than Matthew Kaplan and Roger W. Stone) are "independent" Directors as that term is defined in the listing standards of the NYSE.

How often did the Board meet during 2009?

        During the year ended December 31, 2009, the Board of Directors held six meetings. Each director serving on the Board of Directors in 2009 attended at least 75% of the meetings of the Board of Directors and the committees on which he served. The Board meets in Executive Session, without any members of management present, at each regularly scheduled meeting of the Board of Directors. James Doughan is the presiding Director at the Executive Sessions.

What is the Company's policy regarding attendance by the Board of Directors at the Annual Meeting of Stockholders?

        Members of the Board are strongly encouraged to attend the 2010 Annual Meeting of Stockholders. Seven of the members of the Board attended the 2009 Annual Meeting of Stockholders. Brian R. Gamache and David P. Storch were not yet members of the Board at the time of the 2009 Annual Meeting of Stockholders.

What committees has the Board of Directors established?

        The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates under a written charter approved by the Board of Directors. All of the members of the committees of the Board are independent.

        The current members of the Board committees are as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
S. Jay Stewart*	Jonathan R. Furer*	James Doughan*
John M. Chapman	John M. Chapman	Jonathan R. Furer
James Doughan	S. Jay Stewart	Ronald J. Gidwitz
Brian R. Gamache	Ronald J. Gidwitz	Brian R. Gamache
	David P Storch	David P. Storch

*
Serve as chairman of the respective committee

        Audit Committee.    The Audit Committee's function is to review, with the Company's independent registered public accountants and management, the annual financial statements and independent registered public accountants' opinion, review and maintain direct oversight of the plan, scope and results of the audit by the independent registered public accountants, review and approve all professional services performed and related fees charged by the independent registered public accountants, be solely responsible for the retention or replacement of the independent registered public accountants, and monitor the adequacy of the Company's accounting and financial policies, controls, and reporting systems. In addition, the Audit Committee is responsible for risk oversight of the Company and provides risk assessment reports to the Board. The Audit Committee held seven meetings in 2009. None of the members serve on more than three audit committees. All of the members are "financially literate" under NYSE Rules, and the Board has determined that S. Jay Stewart, James Doughan and Brian Gamache are "audit committee financial experts" within the meaning of relevant SEC regulations.

        Compensation Committee.    The functions of the Compensation Committee include providing guidance to management and assisting the Board of Directors in matters relating to the compensation of the Chief Executive Officer and executive officers, the organizational structure of the Company, the Company's compensation and benefits programs, the Company's succession, retention and training programs, and such other matters that have a direct impact on the success of the Company's human resources. The Compensation Committee held two meetings in 2009. The details of the process and procedures followed by the Compensation Committee are disclosed in the Compensation Discussion and Analysis and report of the Compensation Committee included in this Proxy Statement.

        Nominating and Governance Committee.    The Nominating and Governance Committee performs the following functions: assists the Board by identifying prospective Director nominees and recommends to the Board the nominees for the annual meeting of stockholders; oversees the Board performance evaluation process; evaluates the composition, organization and governance of the Board and its committees; and oversees the Company's Corporate Governance Guidelines.

        In addition, if any incumbent Director fails to receive the required vote for re-election, the Nominating and Governance Committee is responsible for making its recommendation to the Board about whether to accept the Director's resignation.

How are Directors nominated?

        The Company's Nominating and Governance Committee establishes criteria for Director nominees, screens candidates, and recommends Director nominees who are approved by the Board.

        Nominees to be evaluated by the Nominating and Governance Committee for future vacancies on the Board will be selected from candidates recommended by multiple sources, including business and personal contacts of the members of the Committee, other members of the Board, stockholders, and other sources, all of whom will be evaluated based on the same criteria. The Committee may, at the Company's expense, retain search firms, consultants and other advisors to identify candidates. Brian R. Gamache and David P. Storch were appointed to the Board on October 1, 2009. Messrs. Gamache and Storch were recommended to the Board by Mr. Stone and Mr. Kaplan and have been nominated by the Board of Directors for election as Class A directors.

        We do not have a formal policy regarding board diversity. While diversity and variety of experiences and viewpoints represented on the Board should be considered in selecting nominees to the Board, our director nominees should not be chosen or excluded solely or largely because of race, gender, religious beliefs or national origin.

        In selecting non-incumbent candidates and reviewing the qualifications of incumbent candidates for the Board of Directors, the Committee considers a candidate's integrity and values, commitment to representing the long-term interests of the stockholders, experience at policy-making levels in business, ability to constructively engage fellow Board members, the CEO and other members of management in dialogue and decision making.

        Any stockholder who wishes to recommend for the Nominating and Governance Committee's consideration a nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Company's Secretary at the following address: KapStone Paper and Packaging Corporation, 1101 Skokie Blvd., Suite 300, Northbrook, IL 60062.

How are directors compensated?

        Each non-employee director of the Company receives the following compensation for service as a director:

  •
  a quarterly retainer of $8,750;

  •
  a fee of $1,500 for each board meeting and each committee meeting attended by such director; and

  •
  reimbursement of reasonable expenses to attend board and committee meetings.

        Audit, Compensation and Nominating and Governance chairpersons receive an additional quarterly fee of $2,500, $1,500 and $1,500, respectively.

        Each year, non-employee directors also receive a grant of stock options with a grant date fair value of approximately $50,000. Each option vests 50% on the second anniversary of the grant date and the remaining 50% on the third anniversary of the grant date.

2009 Director Compensation

        The following table provides certain summary information concerning cash and certain other compensation the Company paid to non-employee directors for 2009.

Name	Fees Earned or Paid in Cash $(1)	Option Awards ($)(2)	All Other Compensation($)	Total ($)
John M. Chapman	$57,500	$40,815	—	$98,315
James Doughan	$60,500	$40,815	—	$101,315
Jonathan R. Furer	$53,000	$40,815	—	$93,815
Brian R. Gamache(3)	$10,250	—	—	$10,250
Ronald J. Gidwitz	$42,500	$40,815	—	$83,315
Muhit U. Rahman	$51,500	$40,815	—	$92,315
S. Jay Stewart	$67,500	$40,815	—	$108,315
David P. Storch(3)	10,250	—	—	$10,250

(1)
This column includes fees earned or paid in cash, representing annual retainer for board membership, committee chairmanship retainer and for attending board and committee meetings.

(2)
Represents the aggregate grant date fair value of stock options in accordance with Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 718, "Compensation-Stock Compensation."

(3)
Brian R. Gamache and David P. Storch were appointed to the Board on October 1, 2009.

Outstanding Equity Awards at 2009 Fiscal End Table

Name	Options	Restricted Stock Units
Roger W. Stone	494,992	160,734
Matthew Kaplan	494,992	160,734
John M. Chapman	67,412	—
James Doughan	67,412	—
Jonathan R. Furer	67,412	—
Brian R. Gamache	—	—
Ronald J. Gidwitz	22,831	—
Muhit U. Rahman	67,412	—
S. Jay Stewart	67,412	—
David P. Storch	—	—

 Corporate Governance

        The following corporate governance materials are available and can be downloaded from the Governance section of our Web site at http://www.governance.kapstonepaper.com: (1) Corporate Governance Guidelines; (2) Code of Conduct; and (3) the Charters of our Audit, Compensation, and Nominating and Governance Committees. We will provide a copy of these documents to our stockholders, without charge, upon written request addressed to 1101 Skokie blvd., Suite 300, Northbrook, IL 60062, attention: Secretary.

Risk Oversight

        The Board of Directors' involvement in risk oversight involves both the Audit Committee and the full Board of Directors. Risk oversight is a standing agenda item at each Audit Committee meeting. The Committee receives reports from the Company's Director of Internal Audit and independent registered public accountants at each Audit Committee meeting. The Company's Vice President and Chief Financial Officer and Vice President and Controller both provide reports to the Committee regarding risk factors, including, but not limited to, risks pertaining to credit and liquidity. The General Counsel keeps the Audit Committee abreast of issues pertaining to litigation, regulatory matters, and compliance. The Chairman of the Audit Committee reports on the activities of the Committee regarding risk at each meeting of the full Board of Directors. Other committees of our Board may also practice risk oversight related directly to such committee's responsibilities. In addition, each regularly scheduled meeting of the Board of Directors includes a report from the Company's Chief Executive Officer, Chief Operating Officer and its Vice President and General Manager regarding operating risks at each facility, business unit and the industry as a whole.

REPORT OF THE AUDIT COMMITTEE

        During the year ended December 31, 2009, the Audit Committee held seven meetings. The purpose of the Audit Committee is to assist the Board in its general oversight of KapStone's financial reporting, internal controls and audit functions. The Audit Committee was formed by the Board in January 2007.

        As described in the Audit Committee Charter, the Committee has oversight responsibilities to stockholders, potential stockholders, the investment community, and other stakeholders related to the:

  •
  integrity of the Company's financial statements;

  •
  financial reporting process;

  •
  systems of internal accounting and financial controls;

  •
  performance of the Company's internal audit function and independent registered public accountants;

  •
  independent registered public accountants' qualifications and independence;

  •
  compliance with ethics policies and legal and regulatory requirements; and

  •
  risk oversight.

        The Audit Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP, the Company's independent registered public accountants. Management is responsible for the preparation, presentation and integrity of KapStone's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        The Audit Committee provided oversight and advice to management relating to management's assessment of the adequacy of KapStone's internal control over financial reporting in accordance with the requirements of the Sarbanes Oxley Act of 2002. The Audit Committee held private sessions with Ernst & Young LLP to discuss the annual audit. At the conclusion of the process, the Audit Committee reviewed a report from management on the effectiveness of the Company's internal control over financial reporting. The Committee also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC, as well as Ernst & Young LLP's Report of Independent Registered Public Accounting Firm included in the Company's Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule and (ii) the effectiveness of internal control over financial reporting.

        The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by AU Section 380 of the Public Company Auditing Oversight Board (PCAOB) Audit Standards, other professional standards, and regulatory requirements in effect. In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee regarding independence, and the Audit Committee has discussed with Ernst & Young LLP their firm's independence. In addressing the quality of management's accounting judgments, the Audit Committee asked for management's representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the audited consolidated financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

        Based on the review of the consolidated financial statements and discussions with and representations from management and Ernst & Young LLP referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in KapStone's Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

        In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all non-audit services to be provided by Ernst & Young LLP. In addition, the Audit Committee pre-approves all audit and audit related services provided by Ernst & Young LLP. A further discussion of the fees paid to Ernst & Young LLP for audit and non-audit expenses is included below under the heading "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM." Although the Audit Committee has the sole authority to appoint independent registered public accountants, the Audit Committee is recommending that the Board ask the stockholders to ratify the appointment at the Annual Meeting.

                      AUDIT COMMITTEE
                      S. Jay Stewart (Chairman)
                      John M. Chapman
                      James Doughan
                      Brian R. Gamache

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees of Independent Registered Public Accounting Firm

        Ernst & Young LLP acted as the independent registered public accounting firm for the Company during the Company's 2006 through 2009 fiscal years. Ernst & Young LLP also provided certain audit-related and permitted non-audit services. The Audit Committee's policy is to approve all audit, audit-related, tax and permitted non-audit services performed by Ernst & Young, LLP, for the Company in accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended, and the Securities and Exchange Commission's rules adopted hereunder. In 2008 and 2009, the Audit Committee approved in advance all engagements by Ernst & Young LLP on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No services were rendered by Ernst & Young LLP to the Company in 2008-2009 pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

        Ernst & Young LLP fees for services provided for the years ended December 31, 2009 and 2008, respectively, are as follows:

Type of Fees	2009	2008
Audit fees(1)	$1,929,982	$1,935,840
Audit-related fees(2)	—	10,453
Tax fees(3)	125,700	91,000
All other fees	—	—

	$2,055,682	$2,037,293

(1)
Consists of fees for the audit of the Company's annual consolidated financial statements and reviews of the condensed consolidated financial statements included in the Quarterly Reports filed on Form 10-Q, fees for the audit of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and fees for consultations on acquisitions.

(2)
Fees incurred for due diligence on acquisitions.

(3)
In 2009, the tax fees pertained to the preparation of the Company's 2008 federal, state and foreign income tax returns, and assistance with tax authority audits. In 2008, fees pertained to the preparation of the Company's 2007 federal and state income tax returns.

Pre-Approval of Independent Registered Public Accountants' Services

        No services were provided to the Company that are specifically prohibited by the Sarbanes-Oxley Act of 2002. Permitted services are pre-approved by the Audit Committee.

EXECUTIVE OFFICERS

        The following individuals have been elected by our Board of Directors to serve in the capacities set forth below until the next Annual Meeting of our Board of Directors and until their respective successors are elected and qualify.

Name	Age	Position
Roger W. Stone	75	Chairman and Chief Executive Officer
Matthew Kaplan	53	President and Secretary
Andrea K. Tarbox	59	Vice President and Chief Financial Officer
Timothy P. Keneally	62	Vice President and General Manager

        Roger W. Stone has been Chairman of the Board and Chief Executive Officer since our inception. Mr. Stone was Manager of Stone-Kaplan Investments, LLC, a private investment company, from July 2004 through December 2007. He was Chairman and Chief Executive Officer of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of that company in July 2004. Mr. Stone was Chairman, President and Chief Executive Officer of Stone Container Corporation, a multinational paper company primarily producing and selling pulp, paper and packaging products, from March 1987 to November 1998 when Stone Container Corporation merged with Jefferson Smurfit Corporation, at which time he became President and Chief Executive Officer of Smurfit-Stone Container Corporation until March 1999. Mr. Stone has served on the board of directors of McDonald's Corporation since 1989. Mr. Stone received a B.S. in Economics from the Wharton School at the University of Pennsylvania. Mr. Stone is the father-in-law of Matthew Kaplan.

        Matthew Kaplan has been our President and Secretary since our inception. Mr. Kaplan was Manager of Stone-Kaplan Investments, LLC, a private investment company, from July 2004 through December 2007. He was President, Chief Operating Officer and a director of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of the company in July 2004. Mr. Kaplan began his career at Stone Container Corporation in 1979 and was serving as its Senior Vice President and General Manager of North American Operations when Stone Container Corporation merged with Jefferson Smurfit Corporation in November 1998. He was Vice President/General Manager, Container Division, with Smurfit-Stone Container Corporation until March 1999. Mr. Kaplan has served on the board of advisors of Victory Packaging since January 2007. In addition, Mr. Kaplan formerly served on the board of trustees of Magnetar Spectrum Fund. Mr. Kaplan received a B.A. in Economics from the Wharton School at the University of Pennsylvania and an M.B.A. from the University of Chicago. Mr. Kaplan is the son-in-law of Roger W. Stone.

        Andrea K. Tarbox was appointed Vice President and Chief Financial Officer in January 2007. Ms. Tarbox served as a financial consultant to the Company from April 2006 until her appointment as Vice President and Chief Financial Officer. Ms. Tarbox played a key financial role in the acquisition by the Company of the Kraft Papers Business from International Paper Company. From March 2003 through March 2006, Ms. Tarbox served as Chief Financial and Administrative Officer for Uniscribe Professional Services, Inc. From July 1994 until February 2003, Ms. Tarbox was employed by Gartner Inc., last serving as Group Vice President—Finance and Treasurer. Prior to that, Ms. Tarbox assumed financial positions of increasing responsibility in several global companies including British Petroleum, p.l.c. and Fortune Brands, Inc. Ms. Tarbox began her career with Ernst & Young LLP and is a Certified Public Accountant. Ms. Tarbox earned a B.A. degree in Psychology from Connecticut College and an M.B.A. from the University of Rhode Island.

        Timothy P. Keneally has been our Vice President and General Manager of the Company and President of the Company's kraft paper business since its acquisition from International Paper in January 2007. Previously, Mr. Keneally served as Vice President of Industrial Packaging of International Paper from 2000 to December 2006 and led the International Paper team that assessed the review of strategic alternatives relating to the kraft paper business. He was the lead person in presenting the historical performance of the business and assisted in defining the future strategy for the business. Mr. Keneally has 38 years of experience in the paper and packaging industry. Mr. Keneally earned a B.A. degree in History from Marist College in Poughkeepsie, N.Y.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Our compensation programs for executive officers are administered by the Compensation Committee (the "Committee"), which is composed solely of three independent directors as defined by New York Stock Exchange Stock Market Rules. The Committee operates under a written charter adopted by the Board.

        The Committee has reviewed and approved the following discussion and analysis, which analyzes the objectives and results for 2009 of the Company's compensation policies and procedures for its four executive officers: Roger W. Stone, the Company's Chief Executive Officer; Matthew Kaplan, the Company's President and Secretary; Timothy P. Keneally, the Company's Vice President and General Manager; and Andrea K. Tarbox, the Company's Vice President and Chief Financial Officer (the "Named Executive Officers"). The Company's compensation programs have been adopted in order to implement the Committee's compensation philosophy, while taking into account the Company's financial performance. The Committee periodically reviews the Company's compensation programs and practices in light of the Committee's compensation philosophy, changes in laws and regulations, and the Company's financial goals.

Compensation Policies and Objectives

        The Committee believes that compensation for executive officers should be determined according to a competitive framework, taking into account the financial performance of the Company, individual contributions and the external market in which the Company competes for executive talent. In determining the compensation of the Company's executive officers, the Committee seeks to achieve the following objectives through a combination of fixed and variable compensation.

Pay Competitively

        A total compensation package should be competitive. For executive officers, including the Company's Chief Executive Officer, the Committee considers the level of compensation paid to individuals in comparable executive positions in the Company's peer group and at other paper and packaging companies with which the Company competes in order to recruit and retain executive talent.

Pay for Performance

        Our compensation practices are designed to create a direct link between the aggregate compensation paid to each executive officer and the financial performance of the Company. In order to accomplish this, the Committee considers the individual performance of each executive officer by reviewing, among other factors, the achievement of pre-established corporate and individual performance objectives as well as the recommendations of the Chief Executive Officer. The amount of each component of an executive officer's compensation is based in part on the Committee's assessment of that individual's performance as well as the other factors discussed in this section.

Executives as Stockholders

        Our compensation practices are also designed to link a portion of each executive officer's compensation opportunity directly to the value of the Company's Common Stock through the use of stock-based awards.

Elements of Compensation

        To accomplish its compensation objectives and philosophy, the Committee relies on the following elements of compensation, each of which is discussed in more detail below:

  •
  Base salary

  •
  Annual performance-based cash bonus awards

  •
  Long-term incentive compensation (in the form of stock options, restricted stock and restricted stock units)

        When approving the compensation of the Company's executive officers, the Committee reviews all of the elements of the Company's executive compensation program, including through the use of "tally sheets" showing each component and relevant accrued benefits.

        Each component of executive compensation is designed for a specific purpose. For example, salaries are the main component of cash-based annual compensation. Salaries are set to compensate each executive based on that executive's employment and salary history, position within the Company and comparable competitive salaries at other companies. With regard to the more variable components of the compensation package, annual bonuses are tied to the Company's short-term objectives, while equity-based compensation is directed towards successful results over a longer period. The purpose of the combination of salary, annual bonus and equity awards is to provide the appropriate level of total annual cash compensation and long term incentives, combined with an appropriate performance-based component. The Committee places the greatest emphasis on performance-based compensation through annual cash bonus awards and long term equity-based awards, which together comprise the largest portion of executive officer compensation. The Committee believes that the Company's executive compensation package, consisting of these components, is comparable to the compensation provided in the market in which the Company competes for executive talent and is critical to accomplishing its recruitment and retention aims.

        The Company does not have employment contracts with any Named Executive Officer. The Named Executive Officers do not have any severance arrangements.

Overview of Compensation Program and Process

Role of Committee

        The Committee is responsible for reviewing and recommending to the Board of Directors the base salaries and annual performance-based cash bonus awards and long-term incentive compensation for the Company's executive officers. These responsibilities are not delegated to others. The Committee also approves and recommends to the Board of Directors employee compensation and benefit programs, as appropriate.

Role of Management

        Management assists the Committee in fulfilling its responsibilities with respect to evaluating executive performance, proposing appropriate performance targets for the annual and long-term incentive plans and developing recommendations as to appropriate salary levels and award amounts.

Role of Consultants

        As part of its process, the Compensation Committee utilized the assistance of Frederick W. Cook & Co., Inc., an executive compensation consulting company ("Cook"), to assist in evaluating executive compensation programs and in evaluating executive officers' compensation compared to an established peer group of similar companies. Cook communicates directly with the Compensation

Committee. In determining compensation for 2009, the Committee considered the Cook report completed in March 2008 which reviewed, assessed and compared a variety of compensation surveys, and compared our executive compensation to a peer group of 20 companies. The companies included in the peer group are set forth in the Proxy within the section entitled "Benchmarking." In 2009 Cook did not perform any additional services for the Company.

Role of Chief Executive Officer

        For 2009, the Company's Chief Executive Officer, Mr. Stone, provided to the Committee his recommendations with respect to potential compensation of the other Named Executive Officers. The Committee reviewed and gave considerable weight to these recommendations because of Mr. Stone's direct knowledge of other executives' performance and contributions. With respect to those officers, the Committee ultimately used its collective judgment to determine the compensation levels, including base salary, annual performance-based cash bonuses and long-term equity award grants. Mr. Stone also provided to the Committee his recommendations for his own salary, annual performance bonus and equity award grant. In this regard, Mr. Stone recommended that his compensation levels be identical to those of the Company's President, Mr. Kaplan, due to the current and historical level of work and responsibilities shared by them. The Committee ultimately determined and approved Mr. Stone's compensation independently based on its collective judgment.

Continuing Process

        While the Committee makes many of its compensation decisions during the first quarter of the year, the Committee continues to plan and review compensation matters throughout the year.

Benchmarking

        The Committee reviews survey information of executive compensation, both with respect to target and actual compensation data available, payable by a designated peer group as well as the competitive median of total compensation of general industry groups. The purpose of this review is to ensure that the Company's total executive compensation levels, including base salaries, annual bonus and equity awards, remain reasonable, competitive and appropriate. The Committee considers executive compensation paid at the peer companies when setting executive compensation levels at the Company, but the Committee does not attempt to maintain a specified target percentile within this peer group to determine executive compensation. In light of the request by Mr. Stone that he and Mr. Kaplan receive the same level of compensation, the Committee compares the aggregate compensation for Messrs. Stone and Kaplan against the aggregate compensation for the chief executive officer and chief operating officer of the peer group companies.

        The peer group of companies is comprised of firms that are similar to the Company in terms of business lines, market conditions, and size. The 20 companies included in the peer group are as follows: AEP Industries; Aptar Group; Buckeye Technologies; BWAY Holding; Caraustar Industries; Chesapeake; Constar International; Deltic Timber; Glatfelter; Impresso; Mercer International; Myers Industries; Neenah Paper; Packaging Corporation of America; Pope & Talbot; PVC Container; Schweitzer-Mauduit International; UFP Technologies; Viskase; and Wausau Paper. The Committee expects to reevaluate from time to time the composition of the designated peer group as the Company executes its strategy of organic and strategic growth.

Components of Executive Compensation

        The following provides an analysis of each element of compensation, what each is designed to reward and why the Committee chose to include it as an element of the Company's executive compensation

Base Salary

        Base salaries are reviewed annually in the context of the Committee's consideration of the effect of base compensation on recruiting and retaining executive talent. Accordingly, the Committee considers the executive compensation of the peer group. In establishing each executive officer's base salary, the Committee considers several factors, including individual job performance, salary history, competitive external market conditions for recruiting and retaining executive talent, the scope of the executive's position and level of experience and changes in responsibilities.

        The difficult economic environment in late 2008 and 2009 resulted in a fall-off in the demand for the Company's products. In order to preserve employment of the Company's employees, and to position the Company for when the economy recovers, the Company implemented a number of changes in its compensation program. The changes included the temporary reduction in the base salaries of the Company's employees, including the Named Executive Officers. Effective February 1, 2009, the salaries of Mr. Stone and Mr. Kaplan were reduced 15% from $420,000 to $375,000. Mr. Keneally's salary was reduced 7.5% from $305,000 to $282,125, and Ms. Tarbox's salary was reduced 5% from $275,000 to $261,250. At year end, when the Company's performance and the economic conditions improved, the Compensation Committee restored the base salaries of the Named Executive Officers to the prior levels, and made the Named Executive Officers whole for the reduction in the base salaries during the earlier part of the year.

Annual Performance-Based Cash Bonus Awards

        The Committee ties a significant portion of each Named Executive Officer's total potential compensation to Company performance and individual performance. In setting financial and operating performance targets, which are established early in the year, the Committee considers the Company's strategic and operating plans. The Committee also considers the budget for the next year and, after consultation with management, sets specific incentive targets that are directly linked to the Company's financial performance.

        In light of the difficult economic conditions that affected the Company, the Company suspended the payment of performance-based cash bonus awards for the 2009 fiscal year. Such awards would have ordinarily been paid in 2010.

Long-Term Incentive Compensation

        The Committee determines the awards of long-term compensation through equity incentives (in the form of stock options, restricted stock and restricted stock units) granted to executive officers as well as other eligible employees. The Committee believes that including an equity component in executive compensation closely aligns the interests of the executives and the Company's stockholders and rewards executives in line with stockholder gains. The practice of the Committee is to consider annual equity grants to key employees, including the Named Executive Officers, at its regularly scheduled meeting in April. Option grants at other times depend upon circumstances such as promotions or new hires.

        Equity awards are made under the 2006 Incentive Plan, which provides for the grant of non-qualified stock options, incentive stock options, restricted stock, restricted stock units and other stock-based awards. The Committee determined that it would be advisable to consider the award of restricted stock in combination with stock options in appropriate cases. This determination reflected the desire to maintain a strong long-term equity component in executive compensation, to reduce the number of equity units required to provide such component and to adjust compensation practices appropriately in light of Accounting Standards Codification No. 718, Compensation—Stock Compensation, which requires companies to recognize the compensation cost related to "share-based payment transactions," like stock options, in their financial statements. To date, only non-qualified stock options, restricted stock units and restricted stock have been granted under the 2006 Incentive Plan.

        Equity grants made during 2009 to executive officers and senior management, including the Named Executive Officers, were determined by the Committee based upon the compensation objectives of the Committee, as discussed above, and informed by the evolving nature of executive compensation practices. In determining the size of the equity grants for the Named Executive Officers, the Committee made an evaluation of a number of factors, including: competitive market practices; the level of responsibility of the individual; the individual's job performance and ability to influence corporate results; and the cost to the Company and the related effect of equity grants on earnings per share dilution. During 2009, shares of restricted stock were awarded in a ratio of one share of restricted stock for each approximately three stock options awarded. This reflects the relationship between the value of restricted stock, which is based on the market value of the underlying Common Stock, and the fair market value of stock options (which is generally two or three to one), as well as the intent of delivering approximately the same economic value through the restricted stock component of the award as the stock option component.

        Stock options produce value for executives and employees only if the Common Stock price increases over the exercise price, which is set at the market price of the Common Stock on the date of grant, calculated as the closing price on the date of grant. Also, through vesting and forfeiture provisions, stock options create incentives for executive officers and senior management to remain with the Company. Stock options granted in 2009 to executive officers and senior management, including the Named Executive Officers, vest 50% on the second anniversary of the grant date and the remaining 50% on the third anniversary of the grant date.

        The restricted stock units received by the Named Executive Officers and other members of senior management vest 100% on the third anniversary of the grant date.

        The specific grants to the Named Executive Officers are set forth below in the "Grants of Plan-Based Awards" table, and information regarding the equity awards held by the Named Executive Officers as of the end of 2009 is set forth below in the "Outstanding Equity Awards at December 31, 2009" table.

        On May 13, 2009, the Committee granted the following equity awards under the 2006 Incentive Plan to the Named Executive Officers:

Executive Officers	Stock Options	Restricted Stock Units
Roger W. Stone	167,671	53,217
Matthew Kaplan	167,671	53,217
Timothy P. Keneally	60,548	19,217
Andrea K. Tarbox	60,548	19,217

        Each of the stock options has an exercise price of $3.70 per share (the closing stock price on the date of grant), has a ten year term and vests 50% on the second anniversary of the grant date and the remaining 50% at the third anniversary of the grant date. Each restricted stock unit vests 100% on the third anniversary of the grant date.

Clawback of Compensation

        Clawback provisions will be included in all awards under the Amended and Restated 2006 Incentive Plan. Pursuant to those provisions, the Board may require an employee who engaged in fraud or misconduct to repay annual performance-based cash bonus awards and long-term incentive awards

Severance and Change-in-Control Benefits

        The Company does not agree in advance to provide post-termination or change-in-control benefits to executive officers in the event that they terminate employment with the Company. The Company reserves the right to provide severance benefits to executives when they terminate employment with the Company. None of the Named Executive Officers has an employment agreement that provides for termination, severance or change-in-control benefits.

        The Company does not have formal change-in-control provisions in the 2006 Incentive Plan. However, the 2006 Incentive Plan provides the Board with the discretion to adjust equity awards in the event of certain corporate transactions, including a change-in-control. This adjustment may include the assumption of awards by an acquiring or successor entity, the termination of unexercised awards upon a change-in-control and the cashout of awards in the event of a sale or similar transaction which results in the Company's shareholders receiving a payment for their share of Common Stock. The Committee may also provide for the acceleration and vesting of awards at any time, including upon a change-in-control.

        The Performance Incentive Plan provides that if a participant is terminated by the Company following a change-in-control but prior to the payment of an annual incentive award for a performance period thereunder, the participant will be entitled to such award only if the applicable performance goals are achieved, such award to be prorated for the actual number of months worked in the year.

        The Committee believes that the provisions provided under both the 2006 Incentive Plan and the Performance Incentive Plan are appropriate since an employee's position could be adversely affected by a change in control even if he or she is not terminated.

Personal Benefits

        The Company provides only a very limited amount of perquisites to its Named Executive Officers. These perquisites are not considered to be a central part of the Company's compensation program for its Named Executive Officers.

Pension Benefits or Supplemental Retirement Benefits

        The Company provides pension or retirement benefits to the Named Executive Officers consisting of the 401(k) plan with company matching contributions and retirement savings account contributions. Pursuant to the 401k plan, the Company makes a matching contribution equal to 100% of the first 4% of the employee's pay contributed to the plan plus 50% of the next 2% of pay contributed. At the end of each 401(k) plan year, the Company makes an additional retirement savings account contribution based upon the age of the respective Named Executive Officer at the end of the plan year and total earnings for the year. The Committee does not believe that pension or other supplemental retirement benefits other than the 401(k) plan are necessary to further the objectives of the Company's executive compensation program.

        As a result of the temporary changes in the Company's compensation program effective March 1, 2009, the Company suspended the matching contribution under the 401(k) plan; however, the Company made a retirement savings account contribution based on age at the end of the plan year. The Company's matching contribution under the 401(k) plan was re-instated as of January 1, 2010.

Regulatory Considerations

        Section 162(m) of the Internal Revenue Code generally denies a publicly traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers, unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to non-deductibility. Most equity-based awards available for grant under the Company's equity compensation plans, and all of the equity-based awards actually granted to executive officers, are intended to so qualify. Amounts payable under the Performance Incentive Plan, if approved by stockholders, are also intended to be exempt from the application of Section 162(m) as performance-based compensation. However, in appropriate circumstances, the Committee may deem it appropriate to pay compensation or make incentive or retentive awards that do not meet the performance based criteria and therefore may not be deductible by reason of Section 162(m).

Stock Ownership Guidelines

        In light of the significant ownership of Common Stock by its executives, the Company has not adopted a formal stock ownership guideline for executives. However, the Company's executives are encouraged to maintain a significant ownership interest in the Company in order to align their interests with the interests of the stockholders.

Report of the Compensation Committee of the Board of Directors

        The Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant's Annual Report on Form 10-K and this Proxy Statement.

Jonathan R. Furer (Chairman) John M. Chapman Ronald J. Gidwitz S. Jay Stewart David P. Storch

Compensation Committee Interlocks and Insider Participation

        There were no interlocks or other relationships among the Company's executive officers and directors that are required to be disclosed under applicable executive compensation disclosure requirements.

Risk Analysis of Compensation Plans

        The Company has undertaken a comprehensive review of its compensation policies and practices throughout the organization in order to assess the risks presented by such policies and practices. Following such review we have determined that such policies and practices are not reasonably likely to have a material adverse effect on the Company. In reaching this determination, we have taken into account the following elements of our compensation programs, policies and practices: mixture of cash and equity payouts, mixture of performance time horizons, avoidance of severance agreements with Named Executive Officers, use of time-vesting and forfeiture provisions, avoidance of change-in-control benefits, and a rigorous auditing, monitoring and enforcement environment.

2009 SUMMARY COMPENSATION TABLE

        The following table summarizes the total compensation earned by or paid to the Named Executive Officers for the years ended December 31, 2007, 2008 and 2009.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)		All Other Compensation(4) ($)	Total ($)
Roger W. Stone	2009	$420,000	$—	$196,903	$299,743	$—		$17,450	$934,096
Chairman of the	2008	$420,000	$—	$367,197	$366,857	$—	(3)	$25,300	$1,179,304
Board and Chief	2007	$420,000	$—	$367,068	$367,877	$—	(3)	$15,250	$1,170,195
Executive Officer
Matthew Kaplan	2009	$420,000	$—	$196,903	$299,743	$—		$15,000	$931,646
President and	2008	$420,000	$—	$367,197	$366,857	$—	(3)	$23,000	$1,177,304
Secretary	2007	$420,000	$—	$367,068	$367,877	$—	(3)	$13,000	$1,167,945
Timothy P. Keneally	2009	$305,000	$—	$71,103	$108,241	$—		$17,153	$501,497
Vice President and	2008	$305,000	$—	$132,597	$132,476	$144,055		$25,300	$739,428
General Manager	2007	$273,000	$—	$132,496	$132,841	$168,910		$24,538	$731,785
Andrea K. Tarbox	2009	$275,000	$—	$71,103	$108,241	$—		$14,484	$468,828
Vice President and	2008	$275,000	$—	$132,597	$132,476	$129,886		$34,598	$704,557
Chief Financial	2007	$240,000	$—	$132,496	$132,841	$144,928		$352,721	$1,002,986
Officer

(1)
Represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 718, "Compensation-Stock Compensation."

(2)
Represents the cash incentive plan compensation awarded to the Named Executive Officer with regard to performance in the prior fiscal year.

(3)
Each of Mr. Stone and Mr. Kaplan voluntarily declined to receive any cash incentive plan compensation for 2007 and 2008.

(4)
All Other Compensation for 2009 is as follows:

Name	401(k) Plan Matching Contributions ($)	Retirement Savings Account ($)	Other ($)	Total ($)
Roger W. Stone	$2,750	$14,700	$—	$17,450
Matthew Kaplan	$2,750	$12,250	$—	$15,000
Timothy P. Keneally	$2,453	$14,700	$—	$17,153
Andrea K. Tarbox	$2,234	$12,250	$—	$14,484

 2009 GRANTS OF PLAN-BASED AWARDS

        The following table provides information on cash bonus, restricted stock units and stock options granted in 2009 to each of the Named Executive Officers.

						All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Possible Payouts, Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock(2) (#)		Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Roger W. Stone	5/13/2009	$—	$—	$—		167,671	$3.70	299,743
	5/13/2009				53,217			196,903
Matthew Kaplan	5/13/2009	$—	$—	$—		167,671	$3.70	299,743
	5/13/2009				53,217			196,903
Timothy P. Keneally	5/13/2009	$—	$—	$—		60,548	$3.70	108,241
	5/13/2009				19,217			71,103
Andrea K. Tarbox	5/13/2009	$—	$—	$—		60,548	$3.70	108,241
	5/13/2009				19,217			71,103

(1)
Due to economic conditions, the annual performance-based non-equity incentive plan was suspended for the year 2009.

(2)
Represents restricted stock units that vest 100% on the third anniversary of the grant date.

(3)
The exercise price for all options is equal to the closing Common Stock price as reported on the NASDAQ Stock Market, Inc. on the grant date.

(4)
This column shows the fair values of restricted stock and stock options as of the grant date computed in accordance with ASC 718.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2009

        The following table set forth certain information with regard to all unexercised options and all unvested restricted stock held by the Named Executive Officers at December 31, 2009.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares of Stock That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)
Roger W. Stone	5/13/2009	—	167,671	$3.70	5/13/2019	5/13/2009	53,217	$523,123
	4/10/2008	—	167,671	$6.90	4/10/2018	4/10/2008	53,217	$523,123
	4/5/2007	79,825	79,825	$6.76	4/5/2014	4/5/2007	54,300	$533,769
Matthew Kaplan	5/13/2009	—	167,671	$3.70	5/13/2019	5/13/2009	53,217	$523,123
	4/10/2008	—	167,671	$6.90	4/10/2018	4/10/2008	53,217	$523,123
	4/5/2007	79,825	79,825	$6.76	4/5/2014	4/5/2007	54,300	$533,769
Timothy P. Keneally	5/13/2009	—	60,548	$3.70	5/13/2019	5/13/2009	19,217	$188,903
	4/10/2008	—	60,548	$6.90	4/10/2018	4/10/2008	19,217	$188,903
	4/5/2007	28,825	28,825	$6.76	4/5/2014	4/5/2007	19,600	$192,668
Andrea K. Tarbox	5/13/2009	—	60,548	$3.70	5/13/2019	5/13/2009	19,217	$188,903
	4/10/2008	—	60,548	$6.90	4/10/2018	4/10/2008	19,217	$188,903
	4/5/2007	28,825	28,825	$6.76	4/5/2014	4/5/2007	19,600	$192,668

(1)
All stock options that were granted vest 50% on the second anniversary of the grant date and the remaining 50% on the third anniversary of the grant date.

(2)
For restricted stock granted, 100% of the grant vests on the third anniversary of the grant date.

(3)
The market value of the restricted stock awards was calculated by multiplying the number of shares of Common Stock by $9.83, the closing price of the Common Stock on NASDAQ on December 31, 2009.

OPTION EXERCISES AND STOCK VESTED

        None of the Named Executive Officers exercised options in 2009, and no shares of stock awarded to a Named Executive Officer vested in 2009.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        As discussed in the Compensation Discussion and Analysis, the Company generally does not agree in advance to provide post-termination or change-in-control benefit to its executive officers in the event that they terminate employment with us. None of the Company's Named Executive Officers has an agreement of any sort that provides for termination, severance or change-in-control benefits.

        As also discussed in the Compensation Discussion and Analysis, the Committee has the authority to cause all equity awards made under the 2006 Incentive Plan to vest upon a change-in-control.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        The Board recognizes that Related Person Transactions (as defined below) can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. In March 2008, the Board delegated authority to the Nominating and Governance Committee to review and approve Related Person Transactions, and the Committee has adopted written procedures for the review, approval, or ratification of Related Person Transactions. Under such procedures, a "Related Person Transaction" is any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (b) the Company is or was a participant, and (c) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A "Related Person" is any (a) person who is an executive officer, director or nominee for election as a director of the Company, (b) greater than 5 percent beneficial owner of the Company's outstanding Common Stock, or (c) Immediate Family Member of any of the foregoing. An "Immediate Family Member" is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of a person. The Committee reviews all of the relevant facts and circumstances of all Related Person Transactions that require the Committee's approval and either approves or disapproves of the entry into the Related Person Transaction. In determining whether to approve or ratify a Related Person Transaction, the Committee will take into account, among other factors it deems appropriate, whether the Related Person Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person's interest in the transaction.

        From time to time, the Company retains the services of White Oak Aviation, LLC, an aviation services company owned by Messrs. Stone and Kaplan, for the use of an airplane to transport the Company's executive officers and directors, as well as consultants and advisors retained by the Company traveling with them, on business matters. During the year ended December 31, 2009, the Company paid White Oak Aviation an aggregate of $101,497. White Oak Aviation, LLC, invoices the Company using hourly rates and fuel charges and associated costs that are equal to or less than the market prices that it charges its third party customers. These payments were not designed to be, nor did they amount to, compensation to Messrs. Stone and Kaplan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require these individuals to give the Company copies of all Section 16(a) forms they file.

        Based solely on its review of forms that were furnished to the Company and written representations from reporting persons, The Company believes that its executive officers, directors and greater than 10% stockholders complied with all filing requirements related to Section 16(a) during 2009.

CODE OF ETHICS

        The Company adopted a Code of Conduct and Ethics applicable to all directors, executive officers and employees of the Company including its Chief Executive Officer and Chief Financial Officer. The Code of Conduct and Ethics addresses, among other things, the items included in the definition of "code of ethics" included in Item 406 of the SEC's Regulation S-K. The Code of Conduct and Ethics is included on the Company's Web site at the following address: http://www.governance.kapstonepaper.com.

PROPOSAL 2

APPROVAL OF THE 2009 EMPLOYEE STOCK PURCHASE PLAN

        The Board has approved and recommends to the stockholders that they adopt and approve the 2009 Employee Stock Purchase Plan (the "2009 ESPP"). Pursuant to the 2009 ESPP, 500,000 shares of the Company's Common Stock were authorized for sale to participating employees. The Company believes this program plays an important role in encouraging stock ownership by employees thereby providing an incentive for employees to remain as employees of the Company, and to contribute to its continued profitability and success.

        The principal provisions of the 2009 ESPP are summarized below. The summary is qualified in its entirety by reference to the actual 2009 ESPP, a copy of which is attached to this Proxy as Appendix A.

Summary of the 2009 Employee Stock Purchase Plan

        The maximum number of shares of Common Stock that may be purchased under the 2009 ESPP is 500,000 shares, subject to appropriate adjustment in the case of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation or any other change in the nature of the Common Stock of the Company. Shares delivered under the 2009 ESPP will either be authorized and unissued shares, treasury shares, shares acquired by the Company in the open market or in private transaction.

        The 2009 ESPP will be administered by the Compensation Committee (the "Committee") of the Board of Directors, except that the Committee may appoint one or more individuals to serve as plan Administrator (the "Plan Administrator") which will have the authority of the Committee in all Plan administrative matters. The Committee or Plan Administrator will have authority to interpret the 2009 ESPP, and make, administer and interpret such rules and regulations as it deems necessary to administer the Plan.

        Any employee of the Company or any designated subsidiary will be eligible to participate in the 2009 ESPP, except for those employees residing outside the United States, employees whose customary employment is twenty hours or less per week or less than five months in any calendar year, Executive Officers of the Company, or any officer of the Company who is also a "highly compensated employee" within the meaning of Section 414(a) of the Internal Revenue Code.

        An eligible employee may enroll as of any Offering Date by filing an enrollment form with the Company no later than 5 days prior to such Offering Date. After initial enrollment in the 2009 ESPP, the employee will be automatically re-enrolled in the 2009 ESPP for subsequent offering periods unless he or she files a notice of withdrawal, terminates employment, or otherwise becomes ineligible to participate. The term "Offering Date" means each January 1 and July 1 on which Common Stock is offered for purchase under the ESPP and/or such other date or dates selected by the Committee or Plan Administrator from time to time on which Common Stock is offered for purchase under the 2009 ESPP.

        Upon enrollment in the 2009 ESPP, the employee must elect a rate at which he or she will make payroll contributions for the purchase of the Company's Common Stock. An employee may elect to make contributions at whole percentage rates from 1% through 15% of such employee's compensation as defined in the 2009 ESPP. However, a participating employee may not purchase shares in any year under the 2009 ESPP with fair market value in excess of $25,000, based on the price of a share of Common Stock as of the first day of the purchase period. In addition, a participating employee may not purchase more than 3,000 shares under the 2009 ESPP during any Offering Period. The purchase price for Common Stock purchased shall be equal to 95% of the fair market value per share of Common Stock on the last day of the Offering Period. Each "Offering Period" means the approximately six-month period commencing on the first trading day after the Offering Date.

        All employee contributions will be made by means of direct payroll deduction. An employee may not increase his or her contribution percentage during an Offering Period, but may decrease contributions up to 3 times per Offering Period. No interest will be paid on payroll deductions or contributions to the 2009 ESPP.

        At the end of each Offering Period, the Company will use the contributions in an employee's account to purchase shares of the Company's Common Stock. After the purchased shares of Common Stock are credited to the employee's account, the employee will have the rights and privileges afforded to all other Company stockholders with respect to such Common Stock.

        The 2009 ESPP does not contain any restrictions on the resale of Common Stock acquired pursuant to the ESPP. Federal and state securities laws, however, may impose restrictions or resale for certain employees. In addition, there are blackout periods applicable to the sale of the Company's Common Stock by certain employees.

        A participant's enrollment in the 2009 ESPP may be terminated at any time, effective for payroll periods beginning after the filing of a notice of termination of enrollment. Enrollment will also terminate upon termination of a participant's employment by the Company or its subsidiaries. The balance in a participant's account will be distributed to the participant as soon as administratively practicable after termination of enrollment.

        The Company will pay costs and expenses incurred in the administration of the 2009 ESPP and maintenance accounts, and will pay brokerage fees and commissions for purchases. The Company will not pay brokerage fees and expenses relating to sales by participants.

        The Board of Directors may amend the 2009 ESPP at any time. Stockholders must approve any amendment by the Board of Directors that increases the number of shares of the Company's Common Stock that may be purchased under the 2009 ESPP, changes the designation of the persons eligible to participate under the 2009 ESPP, or changes the purchase price of the Company's Common Stock under the 2009 ESPP.

Federal Income Tax Consequences

        The 2009 ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. Neither the Company's granting the right to purchase its Common Stock under the 2009 ESPP nor the purchase of such shares will have any immediate tax consequence to a participant.

        The sale of Common Stock by a participant under the 2009 ESPP may have tax consequences. The tax treatment may be more favorable to a participant if the sale occurs after the participant satisfies the holding period requirements of Section 423 of the Internal Revenue Code. To satisfy the holding period requirements, a participant may not dispose of the shares of the Company's Common Stock purchased under the 2009 ESPP within the later of 2 years from the beginning of the purchase period in which the participant acquired the shares and one year after the purchase date of those shares. As the 2009 ESPP presently exists, this requirement will apply to the 2 year period from the beginning of the applicable purchase period. If the participant meets the holding period requirements, then when the participant disposes of the shares, the participant will realize ordinary income equal to the lesser of: (1) the amount by which the fair market value of the shares of Common Stock on the date of disposition exceeded the price the participant paid for the shares, or (2) the amount by which the fair market value of the shares at the beginning of the purchase period exceeded an amount equal to 95% of such fair market value at the beginning of the purchase period. Any further gain will be taxed at capital gain rates.

        If a taxable disposition produces a loss (i.e. the fair market value of the shares on the date of disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a capital loss.

        If a participant does not meet the holding period requirement, the entire excess of the fair market value of the shares on the date of purchase over the purchase price will be taxed to the participant as ordinary income in the year of disposition. (The Company will generally be entitled to a deduction for corporate tax purposes in the same amount.) The excess, if any, of the fair market value of the shares on the date of disposition over the purchase price will be taxed as a capital gain (long-term or short-term, depending on how long a participant held the shares). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

Vote Required

        The affirmative vote of holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting is required to approve the proposed amendment.

The Board of Directors Recommends a Vote "For" the approval of the 2009 Employee Stock Purchase Plan.

PROPOSAL 3

AMENDMENT TO THE 2006 INCENTIVE PLAN

        The Board has adopted, subject to stockholder approval, amendments to the 2006 Incentive Plan that would (i) extend the effectiveness of the 2006 Incentive Plan until December 29, 2019, and (ii) increase the maximum number of shares of Common Stock that may be awarded under the 2006 Incentive Plan from 3,000,000 to 5,700,000 to provide additional flexibility to use Common Stock as a form of compensation.

        The principal provisions of the 2006 Incentive Plan, as proposed to be amended, are summarized below. The summary is qualified in its entirety by reference to the actual 2006 Incentive Plan as proposed to be amended, a copy of which is attached to the Proxy as Appendix B.

Summary of the 2006 Incentive Plan

        Administration.    The 2006 Incentive Plan will be administered by a committee of our Board of Directors of not less than two members of the Board, each of whom shall be an outside director. The term "outside director" as such term is defined by Section 162(m) of the Internal Revenue Code is distinct from "independent director" as such term is defined by the New York Stock Exchange and by SEC regulations. A member of the Board of Directors would be deemed to be an "outside director" if the director (1) is not a current employee of KapStone; (2) is not a former employee of KapStone who receives compensation for prior services during the taxable year (other than benefits under a tax-qualified retirement plan); (3) has not been an officer of KapStone; and (4) does not receive remuneration (e.g. any payment in exchange for goods or services) from KapStone, either directly or indirectly, in any capacity other than as a director. For purposes of the following discussion, the term "Administrator" means the committee to which the Board of Directors delegated its authority as provided above. The Administrator has the authority, subject to the terms of the 2006 Incentive Plan, to determine the individuals to whom options will be granted, the times at which options will be granted, and the terms and conditions of the options.

Shares That May Be Issued Under the 2006 Incentive Plan

        As amended, a maximum of 5,700,000 shares of our Common Stock, which number may be adjusted as described below, are available for issuance pursuant to options, restricted stock awards or stock appreciation rights, which we refer to herein collectively as "Awards", granted under the 2006 Incentive Plan. If any Award is forfeited or expires without being exercised, or if restricted stock is repurchased by KapStone, the shares of stock subject to the Award shall be available for additional grants under the Plan. The number of shares available under the 2006 incentive plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization, spin-off or other similar action.

        Eligibility.    Awards may be granted to employees, officers and directors of, and consultants or advisors to, KapStone and any subsidiary corporations. Options intended to qualify, under the standards set forth in certain federal tax rules, as incentive stock options ("ISOs") may be granted only to employees while actually employed by us. Non-employee directors, consultants and advisors are not entitled to receive ISOs.

        Estimate of Benefits.    Because benefits under the 2006 Incentive Plan will depend on the Board's actions and the fair market value of our Common Stock at various future dates, it is not possible to determine the benefits that will be received by the directors, officers, employees, consultants and advisers. As of December 31, 2009, an aggregate of 2,209,180 stock options, 588,767 restricted stock awards, and no stock appreciation rights have been issued under the 2006 Incentive Plan.

Types of Awards.

        Stock Options.    Stock options awarded under the 2006 Incentive Plan may be in the form of ISOs or nonqualified options. ISOs granted under the 2006 Incentive Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the 2006 Incentive Plan to a stockholder who owns (or is deemed to own) more than 10% of the outstanding voting power of the Company may not exceed five years and its exercise price may not be less than 110% of the fair market value of the shares on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year excess $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. Nonqualified options granted under the 2006 Incentive Plan are exercisable for a period fixed by the Administrator but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the shares on the date of the grant.

        Options granted under the 2006 Incentive Plan to employees (including officers) of KapStone may be exercised only while the optionee is employed by KapStone or within three months following the date of termination of the employment relationship, except that: (i) if the individual is terminated for cause, the option shall terminate immediately and no longer be exercisable; (ii) if such options are nonqualified options which are exercisable at the time the optionee's employment is terminated by death or permanent disability, such options may be exercised within two years following the date of termination of the employment relationship; (iii) if such options are incentive options which are exercisable at the time the optionee's employment is terminated by death or permanent disability, such options may be exercised within one year following the date of termination of the employment relationship; and (iv) in the case of the retirement (as defined in the 2006 Option Plan) of an optionee, (a) nonqualified options will be exercisable prior to the date which is the earlier of two years following the date of retirement or the expiration date of the option and (b) incentive options will be exercisable prior to the earlier of the date which is three months following the date of retirement or the expiration of the option. With respect to options granted to individuals who are not employees of KapStone, the Administrator shall determine the consequences, if any, of the termination of the optionee's relationship with KapStone. Payment of the exercise price of an option may be made by cash, by surrender of shares having a fair market value equal to the exercise price, or by any other means that the Administrator determines.

        Restricted Stock.    Each restricted stock award will be evidenced by a written restricted stock grant agreement. No cash or other consideration will be required to be paid by the plan participant to receive the shares other than in the form of services performed under the terms and conditions determined by the Administrator and specified in the restricted stock agreement. Terms and conditions for shares that are part of the award may include the completion of a specified number of years of service or attaining certain performance goals prior to the restricted shares subject to the Award becoming vested. Upon termination, if the restricted stock is not vested, KapStone may repurchase the restricted stock from the participant on the terms and conditions contained in the restricted stock grant agreement.

        Stock Appreciation Rights or SARs.    A stock appreciation right means the right to receive payment in shares of Common Stock or, if permitted by Section 409A of the Code without causing the stock appreciation rights to be treated as deferred compensation subject thereto, cash in an amount equal to the excess of the fair market value of the shares at the time of grant. Each stock appreciation right will be evidenced by a written stock appreciation right agreement. No cash or other consideration will be required to be paid by the plan participant to receive the cash or shares, other than the terms and conditions determined by the Administrator and specified in the stock appreciation right agreement. Terms and conditions for shares that are part of the Award could include the completion of a specified number of years of service or attaining certain performance goals prior to the rights subject to the Award becoming vested. A plan participant holding a stock appreciation right will have none of the rights of a stockholder (including the right to receive the payment of cash dividends) until such time as shares, if any, are actually issued. Upon termination of the employment of an employee, any unvested portion of a stock appreciation right will be forfeited.

        A participant may be granted more than one Award under the 2006 Incentive Plan. The Administrator will, in its discretion, determine (subject to the terms of the 2006 Incentive Plan), among other things, who will be granted an Award, the time or times at which Awards shall be granted, the number of shares subject to each Award, whether options are incentive options or nonqualified options, the manner in which options may be exercised, and the vesting schedule of any Award. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of KapStone and its subsidiaries and such other factors deemed relevant in accomplishing the purposes of the 2006 Incentive Plan.

        Federal Income Tax Consequences.    The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all the special rules, including special rules relating the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

        Stock Options.    A participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified option or an incentive option. Upon the exercise of an incentive option, the optionee will not recognize a taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and KapStone will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of any gain will be treated as ordinary income and KapStone will generally be entitled to deduct such amount. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

        Upon exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and KapStone will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

        In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive option, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income.

        Restricted Stock.    A participant who receives a grant of restricted stock will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the participant may elect no later than 30 days after the date of grant to be taxed on the fair market value of the stock on the date of grant. KapStone is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

        Stock Appreciation Rights.    A participant does not recognize income upon the grant of a stock appreciation right. The participant has ordinary income upon exercise of the stock appreciation right equal to the increase in the value of the underlying shares, and KapStone will generally be entitled to a deduction for such amount.

        The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of Awards or to KapStone or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status may result in different tax consequences from those described above. Therefore, any participant in the 2006 Incentive Plan should consult with his or her own tax adviser concerning the tax consequences of the grant, exercise and surrender of any such Award and the disposition of any stock acquired pursuant to such Awards.

        Termination of and Amendments to the 2006 Incentive Plan.    The 2006 Incentive Plan may be amended or terminated by the Board of Directors at any time, provided that no amendment requiring stockholder approval by law or by the rules of any securities exchange or other market on which the shares are traded may be made without stockholder approval, and further, that there shall be no amendment to the terms of any options under the 2006 Incentive Plan which would result in the re-pricing of an Award, the cancellation of an Award and substitution with an Award with a lower exercise price or any similar amendment without stockholder approval. Also no amendment or termination may materially adversely affect any outstanding Award without the written consent of the participant. No Awards may be granted under the 2006 Incentive Plan, as amended, after December 29, 2019.

Vote Required

        The affirmative vote of holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting is required to approve the proposed amendment.

The Board of Directors recommends a vote "For" the approval of the amendment to the 2006 Incentive Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the independent registered public accountants to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2010. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if the representatives desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required and Board of Directors Recommendation

        The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting is required for ratification of this selection. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the ratification of independent registered public accountants.

        Although there is no requirement that Ernst & Young LLP's appointment be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accounting firms if the stockholders choose not to ratify the appointment of Ernst & Young LLP. The Audit Committee may terminate the appointment of Ernst & Young LLP as the Company's independent registered accounting firm without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.

        Amounts paid by the Company to Ernst & Young LLP for all services rendered in 2009 and 2008 are disclosed elsewhere in the Proxy Statement.

The Board of Directors and the Audit Committee Recommend a Vote "For" The Appointment
of Ernst & Young LLP as the Company's Independent Registered Public
Accountants for the Fiscal Year Ending December 31, 2010.

 ADDITIONAL INFORMATION

        Our bylaws contain procedures governing how stockholders can propose other business to be considered at a stockholder meeting. The SEC has also adopted regulations (Rule 14a-8 under the Exchange Act) that govern the inclusion of stockholder proposals in the Company's annual proxy materials.

        Notice Requirements.    A stockholder wishing to propose business to be considered at a meeting must provide a brief description of the proposed business, along with the text of the proposal. The stockholder also must set forth the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. Such notice must also contain information specified in the Company's bylaws as to the proposal of other business, information about the stockholder making the proposal and the beneficial owner, if any, on whose behalf the proposal is made, including name and address, class and number of shares owned, and representations regarding the intention to make such a proposal and to solicit proxies in support of it.

        Notice Deadlines.    Stockholder proposals submitted pursuant to Rule 14a-8 for possible inclusion in the Company's proxy materials relating to its 2011 Annual Meeting must be received by December 15, 2010.

        Alternatively, under the Company's bylaws, if a stockholder wants to submit a proposal for the 2010 Annual Meeting but does not want to include it in the Company's proxy materials, written notice of such stockholder proposal of other business must be delivered to the Company's Corporate Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting. However, if the Company's annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year's meeting, a stockholder's written notice will be timely if it is delivered not earlier than 120 days prior to such annual meeting and by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.

        For next year's 2011 Annual Meeting for stockholder proposals not proposed to be included in the Company's proxy materials, our bylaws therefore require that such stockholder proposals must be delivered between December 15, 2010, and January 14, 2011, unless the Company's 2011 Annual Meeting takes place before April 27, 2011, or after June 26, 2011, in which case stockholder proposals must be delivered not earlier than 120 days prior to the 2011 Annual Meeting and before the later of 90 days before the date of the 2011 Annual Meeting or the 10th day following the announcement of the date of the 2011 Annual Meeting.

        If stockholders do not comply with these bylaw notice deadlines, the Company reserves the right not to submit the stockholder proposals to a vote at its annual meetings. If the Company is not notified of a stockholder proposal by February 28, 2011, then the management personnel who have been appointed as proxies may have the discretion to vote for or against such stockholder proposal, even though such proposal is not discussed in the proxy statement.

        Where to Send Notice.    Stockholder proposals must be addressed to the Company at its principal executive offices at 1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062, Attn: Corporate Secretary.

        At a special meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Company's notice of meeting.

        Stockholders should carefully review the Company's bylaws and Rule 14a-8 under the Exchange Act to ensure that they have satisfied all of the requirements necessary either to propose other business at a stockholder meeting or to request the inclusion of a stockholder proposal in the Company's annual proxy materials.

  How can I contact the Board?

        Anyone desiring to communicate directly with the Board or the non-management Directors, individually or as a group, may do so by written communication addressed to them at KapStone Paper and Packaging Corporation, 1101 Skokie Blvd., Suite 300, Northbrook, IL 60062.

WHERE YOU CAN FIND MORE INFORMATION

        The Company files annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Stockholders may read and copy any reports, statements or other information that the Company file at the SEC's public reference rooms, Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. The Company's public filings are also available for commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's Annual Report on Form 10-K was mailed along with this Proxy Statement.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Roger W. Stone
Chairman and Chief Executive Officer

April 14, 2010
Northbrook, Illinois

APPENDIX A

KAPSTONE PAPER AND PACKAGING CORPORATION
2009 EMPLOYEE STOCK PURCHASE PLAN
WITNESSETH:

        WHEREAS, KapStone Paper and Packaging Corporation (the "Company") desires to provide eligible employees of the Company and its subsidiaries interest in the Company through the purchase of shares of common stock of the Company ("Common Stock"); and

        WHEREAS, the Company desires to offer inducement to eligible employees to remain as employees by providing a plan for the purchase of Common Stock at a discounted rate,

        NOW, THEREFORE, the Company hereby establishes this Employee Stock Purchase Plan (the "Plan") pursuant to the provisions of Section 423 of the Internal Revenue Code of 1986, as amended, as follows:

ESTABLISHMENT OF PLAN

        The Plan is hereby established effective as of the later of January 1, 2010 or the date the registration of the Common Stock to be issued hereunder is declared effective by the Securities and Exchange Commission; provided, however, that this Plan shall not become effective unless it has received the approval of the holders of a majority of the issued and outstanding Common Stock of the Company who are either present or represented and entitled to vote at a meeting of stockholders of the Company duly held within twelve (12) months after the date the Plan is adopted by the Board of Directors of the Company.

DEFINITIONS AND CONSTRUCTION

        Definitions.    When the initial letter of a word or phrase is capitalized, the meaning of such word or phrase shall be as follows:

        "Account" means one or more bookkeeping accounts where a recording of each Participant's interest in the Plan, consisting of the sum of the Participant's payroll deductions under the Plan and the number of shares of Common Stock purchased by the Participant, all of which shall be maintained by the Custodian. Each Account shall be in the name of the Participant only.

        "Act" means the Securities Exchange Act of 1934, as amended.

        "Board of Directors" means the board of directors of the Company as it shall exist from time to time.

        "Code" means the Internal Revenue Code of 1986, as amended or any subsequently enacted federal revenue law, as well as any regulations duly promulgated thereunder.

        "Committee" means the Compensation Committee of the Board of Directors, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Code Section 162(m) and a non-employee director for purposes of Rule 16b-3 of the Act, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

        "Common Stock" means the shares of Common Stock, $0.0001 par value per share, of the Company.

        "Company" means KapStone Paper and Packaging Corporation, a Delaware corporation, and its successors (by merger, consolidation or otherwise) and assigns.

        "Compensation" means all compensation paid by the Company or any subsidiary to an employee through their respective payroll systems for services as an employee, including wages or salary, paid time off and approved absence pay, but excluding overtime payments, incentive compensation, bonuses, profit sharing payments, stock incentive program payments, severance payments and all fringe benefit payments.

        "Custodian" means any party designated by the Committee or Plan Administrator pursuant to Section 7.02 to act as custodian of the Plan.

        "Effective Date" means the effective date of this Plan, which is the later of January 1, 2010 or the date the registration of shares of Common Stock to be issued hereunder with the Securities and Exchange Commission is declared effective.

        "Eligible Employee" means any person residing in the United States who is employed by the Company or any of its subsidiaries on the Offering Date (as designated by the Committee or Plan Administrator) except for:

  •
  employees whose customary employment is twenty (20) hours or less per week or less than five months in a calendar year; or

  •
  any officer of the Company who is also a "highly compensated employee" within the meaning of the Code Section 414(q).

  •
  Executive Officers of the Company.

        "Fair Market Value" means (a) the closing price on any national securities exchange on which the Common Stock is listed or (b) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal, or if not so listed, the price reasonably determined by the Committee or Plan Administrator in accordance with Treasury Regulation Section 20.2031-2. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

        "Offering Date" means each January 1 and July 1, or the first business day thereafter on which Common Stock is offered for purchase hereunder and/or such other date or dates selected by the Committee or Plan Administrator from time to time on which Common Stock is offered for purchase hereunder (with Fair Market Value determined on such date or, if not quoted on such date, on the next succeeding thereto on which Fair Market Value is quoted).

        "Participant" means an Eligible Employee who (i) authorizes the Company to make payroll deductions from Compensation for the purpose of purchasing Common Stock pursuant to the Plan, (ii) has commenced participation in the Plan pursuant to Section 3.01, and (iii) has not incurred a withdrawal, voluntary or involuntary, pursuant to Article VI.

        "Payday" means the date on which an Eligible Employee receives any Compensation.

        "Plan" means this KapStone Paper and Packaging Corporation 2009 Employee Stock Purchase Plan.

        "Plan Administrator" means one or more individuals to whom authority is delegated by the Committee to administer the Plan.

        "Plan Term" means the period from the Effective Date to and including December 31, 2019.

        "Purchase Date" means each of June 30 and December 31 during the Plan Term on which Fair Market Value can be determined and on which Common Stock is acquired hereunder and/or such other date or dates selected by the Committee or Plan Administrator from time to time on which

Common Stock is acquired hereunder (with Fair Market Value determined on such date or, if not quoted on such date, on the last day prior thereto on which Fair Market Value is quoted).

        "Purchase Price" means the price per share of Common Stock for purchase by Participants as defined in Section 5.02.

        "Section," when not preceded by the word "Code," means a section of this Plan.

Construction and Governing Law.

        This Plan shall be construed, enforced and administered and the validity thereof determined in accordance with the Code and the regulations thereunder, and in accordance with the laws of the State of Delaware when such laws are not inconsistent with the Code.

        This Plan is intended to qualify as an employee stock purchase plan under Code Section 423 and the regulations thereunder. The provisions of the Plan shall be construed so as to fulfill this intention.

PARTICIPATION

Participation.

        Any person who is an Eligible Employee as of any Offering Date under this Plan may become a Participant in this Plan beginning on such Offering Date by completing and delivering to the Committee or Plan Administrator such enrollment agreement, whether in written or electronic form, as the Committee or Plan Administrator shall require to authorize payroll deductions and to request participation in this Plan no later than five (5) days prior to such Offering Date or such other deadline as may be prescribed by the Committee or Plan Administrator.

Payroll Deductions.

        Payroll deductions for a Participant shall commence on the first Payday after the Offering Date when the Eligible Employee becomes a Participant and shall continue thereafter until the earlier of (i) the termination of this Plan, as provided in Section 8.02, or (ii) the date the Participant suspends his or her payroll deductions pursuant to paragraph (b) of this Section 3.02. Each Participant shall authorize his or her employer to make deductions from Participant's Compensation on each Payday during such time as he or she is a Participant in the Plan at whole percentage rates from 1% through 15% of the Participant's Compensation.

        A Participant may not increase his or her payroll deduction but may decrease his or her payroll deduction no more than three (3) times between Offering Dates during participation effective as of the Payday following delivery of notice, whether in written or electronic form, to the Committee or Plan Administrator, or as soon as administratively reasonable thereafter. If a Participant, on any scheduled Payday, shall receive no pay or his or her net pay shall be insufficient, after all required deductions, to permit withholding the payroll deduction in full as authorized hereunder and in the enrollment agreement, the Company or its subsidiary shall (i) if the pay is insufficient for any deduction hereunder, suspend the deduction until the next Payday in which Participant's net pay is sufficient for such withholding, or (ii) if the pay is insufficient for a full deduction hereunder, effect a partial deduction equal to the net pay available for such deduction; provided, however, that no withdrawal shall be deemed to have occurred in either event. If no deduction or if a partial deduction is effected, no carryover of the balance of the authorized deduction shall occur.

        Participant's Account.    On each Payday, the Company or its subsidiary, as the case may be, shall deduct the authorized amount from each Participant's Compensation and, as soon as administratively reasonable, shall report the amount of such deductions to the Custodian. The Custodian shall credit the Account of each Participant with the amount of the Participant's payroll deduction under the Plan effective as of the Payday on which it was deducted. Interest shall not be paid on amounts held in a Participant's Account.

COMMON STOCK

        The shares subject to issuance under this Plan shall be Common Stock. The total number of shares of Common Stock which may be purchased under this Plan shall not exceed in the aggregate five hundred thousand (500,000) shares of Common Stock during the Plan Term, except as such numbers of shares of Common Stock shall be or have been adjusted in accordance with Section 8.01 of this Plan. In the event the aggregate number of shares of Common Stock issuable shall exceed in the aggregate five hundred thousand (500,000) shares of Common Stock (adjusted pursuant to Section 8.01 of the Plan), the Committee or Plan Administrator shall reduce proportionately each Participant's purchase hereunder to the extent necessary so that the aggregate number of shares of Common Stock will not exceed the number of authorized shares, allocated proportionately based on Participant contributions for the Purchase Date during which the number of authorized shares is exceeded and if any such reduction results in cash credited to a Participant's Account, such cash shall be refunded to the Participant as soon as administratively practical. Common Stock required to satisfy purchases pursuant to the Plan shall be provided out of the Company's authorized and unissued shares or treasury shares or acquired by the Company in open market transactions or private transactions. If shares of Common Stock are purchased in one or more transactions on the open market or in private transactions at the direction of the Committee or Plan Administrator, the Company will pay the difference between the Purchase Price and the price at which such shares are purchased for Participants.

PURCHASE AND SALE OF COMMON STOCK

        The Offering.    Notwithstanding any provision in this Plan to the contrary:

  •
  a Participant may not purchase Common Stock hereunder to the extent that, after such purchase, the Participant would own (or be considered to own) of record or beneficially shares in the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company, within the meaning of Code Section 423(b)(3);

  •
  no Participant may be granted rights to purchase Common Stock under this Plan which accrue at a rate that exceeds Twenty Five Thousand Dollars ($25,000) of Fair Market Value of shares of Common Stock (determined at the Offering Date) for each calendar year during which such a right to purchase Common Stock is outstanding, as provided in Code Section 423(b)(8); and

  •
  the maximum number of shares of Common Stock which may be purchased by any Participant on a Purchase Date shall be 3,000 shares, except that this maximum number of shares shall be adjusted upon the occurrence of an event described in Section 8.01.

Purchase Price.

        The "Purchase Price" for Common Stock purchased shall be equal to 95% of the Fair Market Value per share of the Common Stock on the Purchase Date.

Purchase of Common Stock; Limitations.

        Within five (5) days following each Purchase Date during the Plan Term, the Committee or Plan Administrator shall determine the Purchase Price per share of Common Stock in accordance with Section 5.02 herein. Each Participant shall thereupon automatically purchase from the Company and the Company shall cause to be issued to the Participant, as promptly as administratively possible, that number of whole shares of Common Stock which such Participant's Account shall enable such Participant to purchase at the Purchase Price. Irrespective of the actual date of purchase, the date of purchase of Common Stock hereunder shall be deemed the Purchase Date. All shares purchased shall be maintained by the Custodian in the Account for each Participant.

        All cash dividends paid with respect to shares of the Common Stock held in the Account shall be added to the Participant's Account and shall be used to purchase shares of Common Stock at the next Purchase Date. Expenses incurred in the purchase of such shares shall be paid by the Company. All dividends distributed in-kind with respect to Common Stock held in the Account shall be added to the shares held for a Participant in his or her Account. Any distribution of shares with respect to shares of Common Stock held for a Participant in his or her Account shall be added to the shares of Common Stock held for a Participant in his or her Account.

        A Participant shall have no interest in or rights as a stockholder with respect to Common Stock under this Plan until such shares of Common Stock have been issued to the Participant.

        Any balance remaining in an employee's payroll deduction account following the purchase of shares of Common Stock will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward to the employee's Account, except that if the employee requests a refund of the residual, in accordance with procedures established by the Committee or Plan Administrator, or if the employee terminates his or her employment, the balance shall then be refunded.

  Sale of Common Stock.

        Unless otherwise prohibited by law or policy of the Company, a Participant shall have the right at any time to direct that any shares of Common Stock in his or her Account be sold and that the proceeds, less expenses of sale, be remitted to him or her.

WITHDRAWAL FROM PARTICIPATION

Voluntary Withdrawal.

        A Participant may withdraw from participation in the Plan at any time. A Participant's withdrawal shall be effective as of the Payday following delivery of notice, whether in written or electronic form, to the Committee or Plan Administrator, or as soon as administratively reasonable thereafter. The Committee or Plan Administrator shall notify the Custodian of the withdrawal of any Participant. As soon as administratively reasonable after the effective date of a Participant's withdrawal from the Plan, the cash balance of the Participant's Account shall be paid to him or her in cash. No partial withdrawals are permitted. Any Eligible Employee who withdraws from the Plan shall be entitled to resume payroll deductions and become a Participant only after compliance with Section 3.01.

Involuntary Withdrawal.

        Upon termination of a Participant's employment with the Company or its subsidiaries for any reason, including resignation, discharge (with or without cause), disability or retirement, the cash balance of the Participant's Account shall be paid to the Participant and the shares of Common Stock held in the Participant's Account shall be remitted to the Participant, or, in the case of the Participant's death, to the Participant's beneficiary as provided in Section 6.04. The Company or the Custodian shall pay such amount as soon as administratively reasonable after the Committee or Plan Administrator has received notification of such termination of employment.

Interest.

        No payroll deductions or Account balances paid to a Participant, or paid to any beneficiary in accordance with Section 6.04, shall be credited with interest.

Participant's Beneficiary.

        A Participant may file with the Committee or Plan Administrator a designation of a beneficiary who is to receive any Common Stock or cash credited to the Participant's Account under this Plan in the event of the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by notice to the Committee or Plan Administrator, whether in written or electronic form, as approved by the Committee or Plan Administrator.

        Upon the death of a Participant, and on receipt by the Committee or Plan Administrator of reasonable proof of the identity and existence of the Participant's designated beneficiary, the Committee or Plan Administrator shall cause delivery of the shares or cash as provided in Section 6.04(a), if any, to such beneficiary as soon as administratively reasonable. If a Participant dies without a surviving designated beneficiary, the Committee or Plan Administrator shall cause delivery of such shares or cash to the estate or a representative of the estate of the Participant.

        No designated beneficiary and no heir or beneficiary of the estate of a deceased Participant shall acquire any interest in the Common Stock or cash credited to the Participant's Account under this Plan prior to the death of the Participant.

PLAN ADMINISTRATION

Administrative Committee.

        The Plan shall be administered, at the expense of the Company, by the Committee, except that the Committee may appoint one or more individuals to comprise the Plan Administrator which will have the authority of the Committee in all Plan administrative matters.

        The Committee or Plan Administrator shall be vested with full authority to take any and all actions necessary to implement this Plan and to interpret this Plan and make, administer and interpret such rules and regulations as it deems necessary to administer the Plan. Any determination, construction, interpretation, administration, or application of the Plan by the Committee or Plan Administrator shall be final, conclusive and binding on all Participants, beneficiaries and any and all other persons claiming under or through any Participant.

        Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to such indemnification and reimbursement as directors of the Company as provided in its Articles of Incorporation and/or Bylaws.

Custodian.

        The Committee or Plan Administrator, in its sole discretion, may appoint a Custodian. The Custodian may be removed by the Committee or Plan Administrator at any time.

        The Custodian shall keep or cause to be kept accurate and detailed bookkeeping accounts of all contributions, receipts, disbursements and transfers of cash and shares of Common Stock under the Plan, and all bookkeeping accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Board of Directors, the Committee or Plan Administrator.

The expenses of the Custodian shall be borne by the Company.

Transferability.

        Neither payroll deductions credited to a Participant's Account nor any rights with regard to the purchase or receipt of Common Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant, except with respect to the death of the Participant as provided in Sections 6.02 and 6.04. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Committee or Plan Administrator, in its sole discretion, may treat such act as an election to withdraw from the Plan in accordance with Section 6.01.

Separate Accounting for Payroll Deductions.

        All funds received or held by the Company under this Plan may be used for the Company's general corporate purposes, and the Company shall not be obligated to segregate such payroll deductions.

Only Employees Eligible to Participate.

        Notwithstanding any other provision of the Plan, to be eligible to purchase Common Stock hereunder as of a Purchase Date, a Participant must remain an employee at all times from the Offering Date through such Purchase Date.

Equal Rights and Privileges.

        Notwithstanding any other provision of the Plan, all Eligible Employees shall have the same rights and privileges under the Plan, as required by Code Section 423 and the regulations thereunder, and the Committee or Plan Administrator shall administer the Plan and interpret and apply the provisions of the Plan accordingly.

AMENDMENT AND TERMINATION

Adjustment of Stock.

        In the event of any change after the Effective Date in the outstanding shares of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the Common Stock of the Company, the Committee or Plan Administrator shall make a corresponding adjustment in the number and kind of shares reserved under this Plan, and in the purchase price and the number and kind of shares covered by outstanding purchase commitments under this Plan as determined by the Committee or Plan Administrator. Any determination by the Committee or Plan Administrator hereunder shall be conclusive, final and binding on all persons. If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or group, or a sale or transfer of substantially all of the Company's assets, the Committee or Plan Administrator may take such actions with respect to this Plan as the Committee deems appropriate.

Amendment and Termination.

        The Board of Directors may from time to time, alter, amend, suspend, or terminate this Plan in any way; provided, however, that if this Plan is terminated the effective date of termination shall be immediately after the next Purchase Date; provided further, that the Board of Directors may not, without approval by the holders of the issued and outstanding shares of Common Stock:

  •
  increase the maximum number of shares of Common Stock which may be issued under this Plan (other than to reflect adjustment permitted under Section 8.01 hereof);

  •
  change the class of shares which may be issued under this Plan;

  •
  change the designation of the persons or class of persons eligible to participate and receive Common Stock under this Plan; or

  •
  change the provision of Section 5.02 concerning the Purchase Price,

        Unless earlier terminated by the Board of Directors pursuant to paragraph (a) of this Section 8.02, this Plan will terminate on the earlier of: (i) the last day of the Plan Term, or (ii) the date on which the authorized remaining Common Stock reserved for this Plan are not sufficient to enable each Participant on such date to purchase at least one share of Common Stock. No purchases of Common Stock shall be made after the termination of this Plan.

MISCELLANEOUS

Notices.

        All notices or other communications by a Participant to the Committee or Plan Administrator under or in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Board of Directors of the Company or when received in the form and at the location or by the person specified by the Committee or Plan Administrator. Any notices or other communications by the Committee or Plan Administrator to a Participant under or in connection with this Plan shall be deemed to have been duly given when mailed by the Committee or Plan Administrator to the most recent address of the Participant on the business records of the Company.

No Right to Continued Employment.

        Neither enrollment in the Plan, the purchase of Common Stock hereunder, nor participation otherwise in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or of its subsidiaries or to interfere with the right of the Company or the subsidiary to discharge any employee at any time.

Notice of Sale.

        As a condition of participation in this Plan, each Participant agrees to notify the Company if he or she sells or otherwise disposes of any of his or her shares of Common Stock purchased pursuant to this Plan within two years of the Offering Date on which such shares were offered or within one year of the Purchase Date on which such shares were purchased. Notwithstanding anything herein to the contrary, the Company (or employer) shall have the right to satisfy any obligations to withhold taxes incurred by reason of the issuance and/or sale of Common Stock hereunder

Governmental Regulations.

        The Company shall have no obligation to sell and deliver shares of Common Stock under this Plan unless and until (i) it has taken all actions required to register the shares of Common Stock under the Securities Act of 1933; (ii) any applicable listing requirement of any stock exchange (to the extent the Common Stock is then so listed or quoted) for the Common Stock is met; and (iii) all other applicable provisions of state and federal law have been satisfied.

                      Adopted by the Board of Directors
                      On October 1, 2009

                      Approved by the shareholders
                      on                    , 2010

Appendix B

KAPSTONE PAPER AND PACKAGING
2006 INCENTIVE PLAN
(amended and restated as of March 25, 2010)

        1.    Purpose.    KapStone Paper and Packaging Corporation, a Delaware corporation ("KapStone"), desires to attract and retain the best available talent and to encourage the highest level of performance. The KapStone Paper and Packaging 2006 Incentive Plan (the "Plan") is intended to contribute significantly to the attainment of these objectives by affording eligible employees and independent contractors of KapStone and its Affiliates (as defined in Section 20) (collectively, with KapStone, the "Company") the opportunity to acquire a proprietary interest in KapStone through the grant of (i) stock options ("Options") to purchase shares of common stock, $.001 par value per share, of KapStone (the "Common Stock"), (ii) restricted shares or the right to receive shares of Common Stock ("Restricted Stock") and (iii) stock appreciation rights to receive a payment in Common Stock or cash equal to the amount of the excess of the Fair Market Value of the Common Stock on the date of exercise over the Fair Market Value of the Common Stock on the date of grant ("Stock Appreciation Rights"; and collectively with Options and Restricted Stock, "Awards", and each individually an "Award").

        2.    Administration.

          (a)   The Plan shall be administered by a committee (the "Committee") of not fewer than two members of the board of directors of KapStone (the "Board") who shall be appointed by and serve at the pleasure of the Board. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, to the extent necessary to exclude Options and Stock Appreciation Rights granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations promulgated thereunder. A majority of the Committee shall constitute a quorum.

          (b)   The Committee shall have and may exercise all of the powers of the Board under the Plan, other than the power to appoint a director to Committee membership. The Committee shall have plenary authority in its discretion, subject to and consistent with the express provisions of the Plan, to direct the grants of Awards; to determine the numbers of shares of Common Stock covered by each Award, the purchase price, if any, of the Common Stock covered by each Award, the individuals to whom an Award is given (each a "Grantee"), the time or times at which the Award shall be granted or may vest; to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Exchange Act; to determine the terms and provisions of, and to cause the Company to enter into, agreements with Grantees in connection with Awards under the Plan ("Award Agreements"), which Award Agreements may vary from one another, as the Committee shall deem appropriate; to amend any Award Agreement from time to time with the consent of the Grantee; and to make all other determinations the Committee may deem necessary or advisable for the administration of the Plan. The Committee shall have discretion to include such provisions in the Award Agreements as it shall deem appropriate, including those related to non-competition, non-solicitation of employees or customers, the forfeiture of Awards or profits relating thereto upon a finding of fraud or other material misconduct on the part of a Grantee, or such other provisions, not inconsistent with law or the requirements of the Plan as it may from time to time determine appropriate. Every action, decision, interpretation or determination made by the Committee or the Board with respect to the application or administration of the Plan shall be conclusive and binding upon the Company and any person having or claiming any interest pursuant to any Award granted under the Plan.

          (c)   Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member's own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. The Board and the Committee shall be entitled to rely, in the performance of its functions with respect to the Plan, upon information and advice furnished by KapStone's officers, KapStone's accountants, KapStone's legal counsel and any other party the Board and Committee deems necessary. No member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

          (d)   Each Award under the Plan shall be deemed to have been granted when the determination of the Committee with respect to such Award is made. Once an Award has been granted, all conditions and requirements of the Plan with respect to such Award shall be deemed conditions on exercise, not grant.

          (e)   Notwithstanding the foregoing or any other provision of the Plan, the Committee shall have no authority to issue Awards under the Plan under terms and conditions which would cause such Awards to be considered nonqualified "deferred compensation" subject to the provisions of Section 409A of the Code, including by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock shall be issued and reported as income to the Grantee no later than the fifteenth (15th) day of the third calendar month after the end of the calendar year in which the right to the shares covered by such Award becomes vested.

        3.    Eligible Persons.    Subject in the case of ISOs to Section 7(g)(i), Awards may be granted to employees, officers and directors of, and consultants and advisors to, the Company. In determining the persons to whom Awards shall be made and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and other factors deemed relevant by the Committee in connection with accomplishing the purposes of the Plan.

        4.    Share Limitations under the Plan.

          (a)   Subject to adjustment as provided in Section 14 and the provisions of this Section 4, a maximum of five million seven hundred thousand (5,700,000) shares of Common Stock shall be reserved for issuance pursuant to Awards granted under the Plan. If an Award is forfeited or expires without being exercised, or if Restricted Stock is repurchased by the Company as provided in Section 8(e), the shares of Common Stock subject to the Award shall be available for additional grants under the Plan. If an Option is exercised in whole or in part by a Grantee tendering previously owned shares of Common Stock, or if any shares are withheld in connection with the exercise of an Option to pay the exercise price or to satisfy the Grantee's tax liability, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this Section 4(a).

          (b)   KapStone may grant Options under the Plan in substitution for options held by employees of another corporation who become employees of KapStone or an Affiliate as the result of a merger or consolidation of the employing corporation with KapStone or an Affiliate, or as a result of the acquisition by KapStone or an Affiliate of property or stock of the employing corporation. Substitute Options shall be granted on such terms as the Committee considers appropriate in the circumstances and in compliance with Section 409A of the Code. Substitute Options shall be in addition to the limit set forth in Section 4(a).

          (c)   The maximum aggregate number of shares of Common Stock issuable pursuant to Awards that a Grantee may be granted within one fiscal year of KapStone shall be five hundred thousand (500,000).

          (d)   The aggregate numbers set forth in this Section 4 shall be subject to adjustment as provided in Section 14.

        5.    Term of Award.    The term of each Award shall be fixed by the Committee and specified in the applicable Award Agreement, but in no event shall it be more than ten years from the date of grant. Subject in the case of ISOs to Section 7(g), the term of an Award may be extended from time to time by the Committee, provided that no extension shall extend the term beyond ten years from the date of grant.

        6.    Vesting.    The Committee shall determine the vesting schedule applicable to a particular Award and specify the vesting schedule in the applicable Award Agreement. Notwithstanding the foregoing the Committee may accelerate the vesting of an Award at any time.

        7.    Options.

          (a)    Type of Options.    Options granted under the Plan may be either incentive stock options ("ISOs") intended to meet the requirements of Section 422 of the Code or nonqualified stock options ("NSOs") which are not intended to meet such Code requirements.

          (b)    Rights to Purchase.    The Committee may grant Options to employees, officers and directors of, and consultants and advisors to, the Company, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

          (c)    Option Agreement.    The terms and conditions of each Option shall be set forth in an Option Agreement in the form approved by the Committee. Each Option Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Option, (ii) whether the Option is intended to be an ISO or NSO, (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, and (iv) that the Option is subject to the terms and provisions of the Plan. Option Agreements may differ from one another.

          (d)    Termination of Relationship to the Company.

                i.  With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Option Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Grantee's termination of employment for Cause (as defined in Section 20); (ii) subject in the case of ISOs to Section 7(g), the Option shall terminate two years following the Grantee's termination of employment by reason of death or Disability (as defined in Section 20); (iii) subject in the case of ISOs to Section 7(g), the Option shall terminate two years after Retirement (as defined in Section 20); (iv) the Option shall terminate three months after the Grantee's termination of employment for any other reason; and (v) vesting of an Option will terminate in all cases immediately upon termination of employment. In no event shall an Option remain exercisable beyond the expiration date specified in the applicable Option Agreement. An Option Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

               ii.  With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Option Agreement the consequences, if any, of the termination of the Grantee's relationship with the Company.

          (e)    Option Price.    Subject in the case of ISOs to Section 7(g), the exercise price per share of Common Stock covered by an Option shall be established by the Committee; provided, however, that (a) the exercise price per share for any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted and (b) no ISO granted to a 10% Shareholder (as defined in Section 7(g)) shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an ISO or NSO) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provision of Sections 409A and 424(a) of the Code.

          (f)    No Stockholder Rights.    No Grantee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

          (g)    ISO Provisions.

            i.    Employment Requirement; Termination of Employment, Death or Disability.    ISOs may only be awarded to employees of KapStone or a corporation which, with respect to KapStone, is a "parent corporation" or "subsidiary corporation" within the meaning of Sections 424(e) and (f) of the Code. No ISO may be exercised unless, at the time of such exercise, the Grantee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

              (1)   an ISO may be exercised within the period of three months after the date the Grantee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Option Agreement), provided, that the Option Agreement may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a NSO under the Plan;

              (2)   if the Grantee dies while in the employ of the Company, or within three months after the Grantee ceases to be such an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option Agreement); provided, that the Option Agreement may designate a longer exercise period and that the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan; and

              (3)   if while in the employ of the Company the Grantee becomes disabled within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto, the ISO may be exercised within the period of one year after the date the Grantee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable Option Agreement) provided, that the Option Agreement may designate a longer exercise period and that the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan.

    For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

            ii.    10% Shareholders.    In the case of an individual who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of KapStone or of a parent or subsidiary corporation of KapStone (a "10% Shareholder"), (i) the Option exercise price of any ISO granted to such person shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

            iii.    $100,000 Limit.    The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

            iv.    Options Which Do Not Satisfy ISO Requirements.    To the extent that any Option which is issued under the Plan exceeds the limit set forth in paragraph (c) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a NSO.

          (h)    Cancellation and New Grant of Options, Etc.    The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Grantees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an Option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an Option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options; provided, however, that the Committee shall not take any of the actions described in (i) or (ii) hereof without receiving the approval of KapStone's stockholders. The provisions of this Section 7(h) may not be altered or amended without stockholder approval.

          (i)    Buyout Provisions.    The Committee may at any time offer to buy out for a payment in cash or shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Grantee at the time that such offer is made.

          (j)    No Deferral Feature.    The Option Agreement shall not provide for any deferral feature with respect to an Option constituting a deferral of compensation under Section 409A of the Code.

        8.    Restricted Stock.

          (a)    Type of Restricted Stock.    Restricted Stock granted under the Plan may be either restricted stock shares ("RS Shares") or restricted stock units ("RS Units"). "Restricted Stock Shares" means Shares which are issued and awarded to Grantees subject to a substantial risk of forfeiture and restrictions on transfer of such Shares during a specified period as provided in subsection (b). "RS Units" means bookkeeping units that represent the right of a Grantee to receive the specified number of Shares upon lapse of the substantial risk of forfeiture and other restrictions on such Shares during the specified period as provided in subsection (b).

          (b)    Rights to Purchase.    The Committee may grant Restricted Stock to employees, officers and directors of, and consultants and advisors to, the Company, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine. Grantees shall not be required to pay cash or other consideration for Restricted Stock granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

          (c)    Restricted Stock Grant Agreement.    Restricted Stock shall be granted under a Restricted Stock Grant Agreement that shall specify whether the Restricted Stock is an Award of RS Shares or RS Units, the number of RS Shares or RS Units granted, and the terms of the restrictions referred to in subsection (b). If the Award is made in the form of RS Shares, then (i) the Award shall be further evidenced by certificates or other indicia of ownership for the Shares registered in the name of the Grantee and referring to the terms, conditions, and restrictions applicable to such RS Shares; (ii) the Award of RS Shares shall be entered upon the records of the duly authorized transfer agent of the Company as soon as practicable after the Award; but (iii) the Company may retain physical possession of any such certificates, and the Company may require a Grantee awarded RS Shares to deliver a stock power to the Company, endorsed in blank, relating to the RS Shares for so long as the Restricted Stock is subject to risk of forfeiture.

          (d)    Termination of Employment Prior to Vesting of Restricted Stock.    Unless the Restricted Stock Grant Agreement expressly provides to the contrary, immediately upon the termination of the Grantee's status as an employee, officer or director of, or consultant or advisor to, the Company for any reason other than the death or Disability of the Grantee, Restricted Stock granted to such Grantee that has not vested prior to such time may no longer vest, and Grantee shall forfeit all rights (and the Company shall have no further obligations) with respect to such Restricted Stock. In the event of the death or Disability of the Grantee, the Award shall immediately vest in full.

          (e)    Repurchase Right.    The Committee may in its sole discretion provide that a Restricted Stock Grant Agreement shall grant the Company the right to repurchase the RS Shares upon the termination for specified reasons or any reason of the purchaser's status as an employee, officer, director of, or consultant or advisor to, the Company. The purchase price for the RS Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse (if any) shall be determined by the Committee in its sole discretion and shall be set forth in the Restricted Stock Grant Agreement.

          (f)    Other Provisions.    The Restricted Stock Grant Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

          (g)    Rights as a Shareholder.    Unless otherwise provided in the Restricted Stock Grant Agreement:

                i.  A Grantee awarded RS Shares that have not been forfeited shall have the rights of a stockholder with respect to such RS Shares from and after the date that the Award of RS Shares is entered upon the records of the duly authorized transfer agent of the Company, including without limitation the right to vote such RS Shares and the right to receive dividends declared on the RS Shares; provided, however, that any dividend in Shares on RS Shares shall be held subject to the same restrictions and for the same period as the RS Shares to which they relate.

               ii.  A Grantee awarded RS Units that have not been forfeited shall have no rights as a stockholder (unless and until Shares are issued in respect of such RS Units upon lapse of the substantial risk of forfeiture), including without limitation no right to vote Shares represented by such RS Units; provided, however, that if dividends (other than dividends in Shares) are paid on Shares represented by RS Units, then the Company will cumulate amounts equivalent to the amount of dividends and pay to the Grantee such amount when the restrictions lapse; and if dividends in Shares are paid on Shares, the Company will credit the Grantee with additional RS Units equal to the per-share dividend on RS Units that have not yet either vested or been forfeited, with such additional RS Units being subject to the same restrictions and for the same period as the RS Units to which they relate.

          (h)    No Deferral Provisions.    A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation which is not in compliance with Section 409A of the Code.

        9.    Stock Appreciation Rights.

          (a)    Rights to Purchase.    The Committee may grant Stock Appreciation Rights to employees, officers and directors of, and consultants and advisors to, the Company, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine. No Stock Appreciation Rights shall be granted under the terms and conditions which would cause such rights to be treated as deferred compensation subject to Section 409A of the Code. Grantees shall not be required to pay cash or other consideration for Stock Appreciation Rights granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

          (b)    Stock Appreciation Rights Agreement.    Stock Appreciation Rights shall be granted under a Stock Appreciation Rights Agreement. Each Stock Appreciation Rights Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Stock Appreciation Right, (ii) the provisions related to vesting and exercisability of the Stock Appreciation Right, including the base price, and (iii) that the Stock Appreciation Right is subject to the terms and provisions of the Plan. Stock Appreciation Rights Agreements may differ from one another.

          (c)    Termination of Employment Prior to Vesting of Stock Appreciation Rights.

                i.  With respect to a Stock Appreciation Right granted to an individual who is an employee of the Company at the time of Stock Appreciation Right grant, unless the Stock Appreciation Rights Agreement expressly provides to the contrary, (i) the Stock Appreciation Right shall terminate immediately upon the Grantee's termination of employment for Cause (as defined in Section 20); (ii) the Stock Appreciation Right shall terminate two years following the Grantee's termination of employment by reason of death or Disability (as defined in Section 20); (iii) the Stock Appreciation Right shall terminate two years after Retirement (as defined in Section 20); (iv) the Stock Appreciation Right shall terminate three months after the Grantee's termination of employment for any other reason; and (v) vesting of a Stock Appreciation Right will terminate in all cases immediately upon termination of employment. In no event shall a Stock Appreciation Right remain exercisable beyond the expiration date specified in the applicable Stock Appreciation Rights Agreement. A Stock Appreciation Rights Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

               ii.  With respect to a Stock Appreciation Right granted to an individual who is not an employee of the Company at the time of Stock Appreciation Right grant, the Board shall determine and specify in the applicable Stock Appreciation Rights Agreement the consequences, if any, of the termination of the Grantee's relationship with the Company.

          (d)    Base Price.    The base price per share of Common Stock covered by a Stock Appreciation Right shall be established by the Committee; provided, however, that the base price per share for any Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted. Notwithstanding the foregoing, a Stock Appreciation Right may be granted with a base price lower than the minimum base price set forth above if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another Stock Appreciation Right in a manner qualifying under the provision of Sections 409A and 424(a) of the Code.

          (e)    Other Provisions.    The Stock Appreciation Rights Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

          (f)    Rights as a Shareholder.    No Grantee shall have the rights of a stockholder with respect to the shares covered by a Stock Appreciation Right until such person becomes a holder of record of such shares.

          (g)    Cancellation and New Grant of Stock Appreciation Rights, Etc.    The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Grantees, (i) the cancellation of any or all outstanding Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Common Stock and having a base price per share which may be lower or higher than the base price per share of the cancelled Stock Appreciation Rights or (ii) the amendment of the terms of any and all outstanding Stock Appreciation Rights under the Plan to provide a base price per share which is higher or lower than the then-current base price per share of such outstanding Stock Appreciation Rights; provided, however, that the Committee shall not take any of the actions described in (i) or (ii) hereof without receiving the approval of KapStone's stockholders. The provisions of this Section 9(g) may not be altered or amended without stockholder approval.

          (h)    Buyout Provisions.    The Committee may at any time offer to buy out for a payment in cash or shares, a Stock Appreciation Right previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Grantee at the time that such offer is made.

          (i)    No Deferral Feature.    The Stock Appreciation Rights Agreement shall not provide for any deferral feature with respect to a Stock Appreciation Right constituting a deferral of compensation under Section 409A of the Code.

        10.    Exercise of Awards.

          (a)   An Award other than a Restricted Stock Award may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which such Award is then exercisable. An Award may not be exercised with respect to a fractional share. A Grantee (or other person who, pursuant to Section 11, may exercise the Award) shall exercise the Award by delivering to KapStone in the manner provided in the Award Agreement a written, notice of exercise, stating the number of shares of Common Stock with respect to which the exercise is being made. Upon receipt by KapStone of any notice of exercise, the exercise of the Award as set forth in that notice shall be irrevocable.

          (b)   Upon exercise of an Option, the Grantee shall pay to KapStone the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. A Grantee may pay the Option exercise price by (i) tendering or causing to be tendered to KapStone cash, (ii) delivery or deemed delivery of shares of Common Stock owned by the Grantee having a Fair Market Value equal to the exercise price, (iii) authorizing KapStone to withhold whole shares of Common Stock which would otherwise be delivered to the Grantee having an aggregate Fair Market Value, determined as of the date of exercise, equal to the exercise price, (iv) delivery of other property permitted by law and acceptable to the Board or Committee, or (v) any other means which the Board or Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

          (c)   The Company shall, in its sole discretion, take any action reasonably believed by it to be necessary to comply with local, state or federal tax laws relating to the reporting and withholding of taxes. In the event a Grantee has exercised an Award, a Grantee shall, upon notification of the amount due, or upon exercise of the Award if the Grantee is not entitled to receive shares, promptly pay or cause to be paid the amount determined by the Company as necessary to satisfy all applicable tax withholding requirements. A Grantee may satisfy his or her tax withholding requirement in any manner satisfactory to the Company.

          (d)   Any certificates or other indicia of ownership representing the shares as to which an Award has been exercised shall refer to the restrictions applicable to such shares.

        11.    Nontransferability.

          (a)   Except as provided in Section 11 (b), Awards granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options and Stock Appreciation Rights may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee's guardian or legal representative. In the event of any attempt by a Grantee to transfer, assign, pledge, hypothecate or otherwise dispose of an Award or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, KapStone may terminate the Award (making such Award null and void) or repurchase the RS Shares as provided in Section 8(c) by notice to the Grantee.

          (b)   Notwithstanding paragraph (a), if (and on the terms) so provided in the applicable Option Agreement, a Grantee may transfer a NSO, by gift or a domestic relations order, to a Family Member (as defined in Section 20) of the Grantee. If a NSO is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Grantee. Thus, for example, if, after a transfer with respect to an Option, the Grantee ceases to be an employee of the Company, such termination shall trigger the provisions of Section 7(d) hereof. Conversely, if after a transfer the transferee ceases to be an employee of the Company, such termination shall not trigger the provisions of Section 7(d) hereof.

        12.    Compliance with Law; Registration of Shares.

          (a)   The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental agency which, in the opinion of Company's counsel, may be required or appropriate.

          (b)   Notwithstanding any other provision of the Plan or Award Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                i.  Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

               ii.  Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange or quotation system which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

  The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specified in an Award Agreement with respect to any particular grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to an Award under any federal or state securities law or on any exchange.

        13.

          (a)   In the event that a change in control occurs, the Board may determine that (i) any Option shall be assumed, or a substantially equivalent Award shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Grantee, provide that the Award shall terminate immediately prior to the consummation of the transaction unless exercised by the Grantee within a specified period following the date of the notice; (iii) in the event that the change in control is a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the "Sales Price"), make or provide for a payment to each Grantee equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to the Award (to the extent such Award is then exercisable) exceeds (B) the aggregate exercise or base price, if any, for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate.

          (b)   "Change in Control" means the occurrence of any of the following: (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 35% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the consummation of the liquidation of the Company or the sale or other disposition of 50% or more of the assets of the Company; or (iv) the consummation of any merger or consolidation to which the Company is a party as a result of which the persons who were share owners of the Company immediately prior to the effective date of the merger or consolidation will have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation.

        14.    Adjustments upon Changes in Capitalization.

          (a)   In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Committee shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the purchase price to be paid for any or all such shares subject to the then outstanding Awards, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Awards and (iv) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

          (b)   Any and all adjustments or actions taken by the Board pursuant to this Section 14 shall be conclusive and binding for all purposes.

        15.    No Right to Continued Employment.    Neither the Plan nor any action taken hereunder shall be construed as giving any employee or any independent contractor any right to continue in the employ of or to be engaged as an independent contractor by the Company or affect the right of the Company to terminate such person's employment or other relationship with the Company at any time.

        16.    Amendment; Early Termination.    Subject to Sections 7(h) and 9(g), the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall materially adversely affect the rights of a Grantee in any Award previously granted under the Plan without the Grantee's written consent.

        17.    Effective Date.    The Plan shall be effective as of the date of its adoption by the Board (the "Effective Date"), subject to the approval thereof by the stockholders of KapStone entitled to vote thereon within 12 months of such date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Awards granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect.

        18.    Termination of Plan.    Unless terminated earlier by the Board in accordance with Section 16 above, the Plan shall terminate on, and no further Awards may be granted after, the tenth anniversary of the Effective Date.

        19.    Severability.    In the event that any one or more provisions of the Plan or an Award Agreement, or any action taken pursuant to the Plan or an Award Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or Award Agreement, but in such particular jurisdiction and instance the Plan and/or Award Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

        20.    Definitions.

          (a)    Affiliate.    The term "Affiliate" means any entity, whether or not incorporated, that directly or through one or more intermediaries is controlled by KapStone.

          (b)    Cause.    The term "Cause" when used herein in conjunction with termination of employment (or other service relationship) means (i) if the Grantee is a party to an employment or similar agreement with the Company which defines "cause" (or a similar term), the meaning set forth in such agreement (other than death or disability), or (ii) otherwise, termination by the Company of the employment (or other service relationship) of the Grantee by reason of the Grantee's (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of his duties, (3) involvement in a transaction which is materially adverse to the Company, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (7) material breach of any provision of the Company's Plan, the Grantee's Award Agreement or any other written agreement between the Grantee and the Company, in each case as determined in good faith by the Board, whose determination shall be final, conclusive and binding on all parties.

          (c)    Disability.    Except as otherwise specified in the applicable Award Agreement or in the Grantee's Employment Agreement with the Company, the Grantee shall be deemed to have a "Disability" if the Grantee is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as reasonably determined by the Board in good faith and in its discretion.

          (d)    Fair Market Value.    As used herein, the term "Fair Market Value" of a share of Common Stock as of a specified date for the purposes of the Plan shall mean the value of a share of Common Stock determined consistent with the requirements of Sections 422 and 409(A) of the Code as follows: the arithmetic mean of the high and low sales prices of a share of Common Stock on the date of grant on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the relevant date for which Fair Market Value is being determined, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Common Stock on the date of grant in the over-the-counter market on which such shares are traded on the relevant date for which Fair Market Value is being determined. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

          (e)    Family Member of the Grantee.    As used herein, "Family Member of the Grantee" means the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

          (f)    Retirement.    As used herein, "Retirement" means the termination of employment of a Grantee over the age of 64.

ANNUAL MEETING OF SHAREHOLDERS OF KAPSTONE PAPER AND PACKAGING CORPORATION May 27, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF DIRECTORS: O Brian R. Gamache O S. Jay Stewart O David P. Storch 2. 2009 EMPLOYEE STOCK PURCHASE PLAN 3. AMENDMENT TO THE 2006 INCENTIVE PLAN 4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2010 Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THE PROXY STATEMENT FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20333300000000000000 0 052710

0 14475 KAPSTONE PAPER AND PACKAGING CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON May 27, 2010 Roger W. Stone and Matthew Kaplan, and each of them acting without the other, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote as designated below, all shares of Common Stock of KapStone Paper and Packaging Corporation (the "Company") held of record by the undersigned on April 9, 2010, at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Daylight Savings Time, on Thursday, May 27, 2010, at 1033 Skokie Boulevard, Suite 100, Northbrook, Illinois, or at any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked. (Continued and to be signed on the reverse side.)